UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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ATMI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ATMI, INC.
7 COMMERCE DRIVE
DANBURY, CONNECTICUT 06810
(203) 794-1100
April 9, 2010
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders of ATMI, Inc., which will be held at our corporate offices located at 6 Commerce Drive, Danbury, Connecticut 06810 at 10:00 a.m. (local time) on Wednesday, May 26, 2010. On the following pages, you will find the formal Notice of Annual Meeting and Proxy Statement.
Whether or not you plan to attend the annual meeting in person, it is important that your shares are represented and voted at the annual meeting. Accordingly, please date, sign and return the enclosed proxy card promptly.
I hope that you will attend the meeting and I look forward to seeing you there.

Sincerely,

EUGENE G. BANUCCI Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2010
To Our Stockholders:
The 2010 annual meeting of stockholders of ATMI, Inc. (the “Company”) will be held at the Company’s corporate offices located at 6 Commerce Drive, Danbury, Connecticut on Wednesday, May 26, 2010 at 10:00 a.m. (local time) for the following purposes:
1.	To elect two Class I directors for a term expiring at the annual meeting of stockholders in 2013;
2.	To approve the Company’s 2010 Stock Plan;
3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and
4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Only holders of record of our Common Stock (NASDAQ: ATMI) at the close of business on March 30, 2010 are entitled to receive notice of, and to vote at, the meeting and any adjournments or postponements of the meeting.
The Company is again taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to our stockholders on the Internet. On or about April 12, 2010, we will be mailing our Notice of Internet Availability of Proxy Materials to our stockholders, which contains instructions for our stockholders’ use of this process, including how to access our 2010 Proxy Statement and 2009 Annual Report to Stockholders and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the 2010 Proxy Statement and 2009 Annual Report to Stockholders.

By order of the Board of Directors,

Ellen T. Harmon Corporate Secretary
Dated: April 9, 2010
Danbury, Connecticut
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 26, 2010 — The Proxy Statement and Annual Report to Stockholders are available at http://investor.atmi.com.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE. YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY ALSO MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ATMI, INC.
7 COMMERCE DRIVE
DANBURY, CONNECTICUT 06810
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2010
This proxy statement is being furnished to the holders of Common Stock (the “Common Stock”) of ATMI, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s annual meeting of stockholders (the “Annual Meeting”), to be held at 10:00 a.m. (local time) on May 26, 2010 at the Company’s corporate offices located at 6 Commerce Drive, Danbury, Connecticut, and at any adjournments or postponements thereof.
Under rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record of our Common Stock, we are now furnishing proxy materials, which include this proxy statement, the foregoing Notice of Annual Meeting, and the Company’s 2009 Annual Report to Stockholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via telephone or the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
We are mailing the Notice of Internet Availability of Proxy Materials to stockholders on or about April 12, 2010.
As used in this proxy statement, references to the “Company” include references to ATMI, Inc. and to its predecessor registrant, Advanced Technology Materials, Inc.
ABOUT THE MEETING
What is the purpose of the Annual Meeting?
At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of Class I directors, the approval of the Company’s 2010 Stock Plan, the ratification of the Company’s independent registered public accounting firm and any other matters that may properly come before the Annual Meeting. In addition, management will respond to any questions from stockholders.

Who is entitled to vote at the Annual Meeting?
Only holders of record of Common Stock at the close of business on March 30, 2010, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to participate in the Annual Meeting. If you were a holder of record of Common Stock on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.
What are the voting rights of the holders of Common Stock?
Each outstanding share of Common Stock will be entitled to one vote on each matter considered at the Annual Meeting.
Who can attend the Annual Meeting?
Subject to space availability, all stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis.
Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the Record Date, 32,732,116 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 16,366,059 votes will be required to establish a quorum.
Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining whether a quorum is present.
How do I vote?
If you are a stockholder with shares registered in your name, you can vote by one of the following methods:
Via the Internet — to vote by Internet, go to www.proxyvote.com and follow the instructions there. The deadline for voting via the Internet is 11:59 p.m. (EDT) on May 25, 2010.
By Telephone — to vote by telephone, dial 800-690-6903 and follow the instructions. The deadline for voting by telephone is 11:59 p.m. (EDT) on May 25, 2010.
By Mail — Stockholders who receive a paper proxy card may elect to vote by mail and should complete, sign and date their proxy card and mail it in the pre-addressed envelope that accompanies the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted.
If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted consistent with the recommendations of our Board as described below and in the Notice of Internet Availability of Proxy Materials.
If your shares are held by a broker, bank or other stockholder of record exercising fiduciary powers which holds securities of record in nominee name or otherwise (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.

Can I change my vote after I return my proxy card?
Yes. Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Corporate Secretary of the Company at the Company’s principal executive offices, 7 Commerce Drive, Danbury, CT 06810, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
What are the Board’s recommendations?
The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:
•	FOR election of the nominated slate of Class I directors (see Proposal No. 1);
•	FOR approval of the Company’s 2010 Stock Plan (see Proposal No. 2); and
•	FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 (see Proposal No. 3).
With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.
What vote is required to approve each item?
Election of Class I Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of the Class I directors. A properly submitted proxy voted to “Withhold authority” with respect to the election of one or more Class I directors will not be voted with respect to the nominee for Class I director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.
Approval of 2010 Stock Plan. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting will be required for approval. A properly submitted proxy voted to “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
Ratification of Appointment of Ernst & Young LLP. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting will be required for approval. A properly submitted proxy voted to “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Your broker will have discretionary authority to vote your shares on Proposal No. 3 at the Annual Meeting, which is a routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” Proposal No. 3, Ratification of Appointment of Ernst & Young LLP. Your broker will not have discretionary authority to vote your shares with respect to Proposal No. 1, Election of Directors, or Proposal No. 2, Approval of 2010 Stock Plan. A “broker non-vote” occurs when the broker does not receive voting instructions from the beneficial owner with respect to a non-routine matter and therefore the broker expressly indicates on a proxy card that it is not voting on a matter. To the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed “votes cast” with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to the election of the Class I directors, the approval of the 2010 Stock Plan or the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

STOCK OWNERSHIP
The following table sets forth certain information known to the Company regarding the beneficial ownership of Common Stock as of the Record Date, by: (i) each executive officer of the Company named in the Summary Compensation Table; (ii) each director and nominee for director of the Company; (iii) each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company; and (iv) all current directors and executive officers of the Company as a group. Except as indicated by footnote, all shares are owned directly. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, other than restricted shares (over which they have sole voting power but no investment power).

	Shares
Name and Address of Beneficial Owner (1)	Beneficially Owned	Percent of Class

FMR LLC (2)	4,064,784	12.42%
82 Devonshire Street Boston, MA 02109

BlackRock, Inc. (3)	3,309,393	10.11%
40 East 52nd Street New York, NY 10022

Wells Fargo & Company (4)	3,143,403	9.60%
420 Montgomery Street San Francisco, CA 94104

Douglas A. Neugold (5)	362,923	1.10%

Daniel P. Sharkey (6)	224,743	*

Tod A. Higinbotham (7)	151,023	*

Timothy C. Carlson (8)	95,615	*

Lawrence H. Dubois, Ph.D (9)	40,665	*

Eugene G. Banucci, Ph.D (10)	325,956	1.00%

Mark A. Adley (11)	85,483	*

Robert S. Hillas (12)	109,087	*

Stephen H. Mahle (13)	89,716	*

C. Douglas Marsh (14)	77,965	*

Frederick C. Flynn, Jr. (15)	35,495	*

Cheryl L. Shavers, Ph.D (16)	29,150	*

All current directors and executive officers as a group (16 persons) (17)	1,764,354	5.24%

*	Represents less than 1% of the outstanding Common Stock.

(1)	Except as otherwise noted, the address for all stockholders is c/o ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810.

(2)
According to a Schedule 13G filed by FMR LLC (“FMR”) on February 16, 2010, FMR has sole voting power with respect to 2,600 shares of Common Stock and sole dispositive power with respect to 4,064,784 shares. The Schedule 13G provides that FMR is a parent holding company.

(3)
According to a Schedule 13G filed by BlackRock, Inc. (“ BlackRock “) on January 8, 2010, BlackRock has sole voting and dispositive powers with respect to 3,309,393 shares of Common Stock. The Schedule 13G provides that BlackRock is a parent holding company.

(4)
According to a Schedule 13G filed by Wells Fargo & Company (“Wells”) on February 11, 2010, Wells has sole voting power with respect to 2,794,130 shares of Common Stock, sole dispositive power with respect to 2,974,981 shares, and shared dispositive power with respect to 5,045 shares. The Schedule 13G provides that Wells is a parent holding company.

(5)	Includes 67,126 restricted stock awards and 235,252 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

(6)	Includes 25,687 restricted stock awards and 145,486 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

(7)	Includes 33,746 restricted stock awards and 101,500 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

(8)	Includes 34,845 restricted stock awards and 51,348 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

(9)	Includes 23,684 restricted stock awards and 14,981 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

(10)
Includes 6,962 restricted stock awards, 177,921 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 11,887 shares either owned or issuable upon exercise of options within 60 days of the Record Date by Dr. Banucci’s spouse. Dr. Banucci disclaims beneficial ownership of the shares held by his spouse.

(11)
Includes 6,756 restricted stock awards, 29,335 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 18,576 deferred stock units (as described below under “Compensation and Other Information Concerning Officers and Directors— Director Compensation—Deferral of Board Retainer and Fees for Committee Service”), which are automatically converted into shares of Common Stock upon a separation from service as a director (“Deferred Stock Units”).

(12)
Includes 6,756 restricted stock awards, 36,418 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 18,450 Deferred Stock Units, and 10,000 shares owned by the Hillas Family Limited Partnership, of which Mr. Hillas disclaims beneficial ownership.

(13)	Includes 6,756 restricted stock awards, 36,418 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 17,756 Deferred Stock Units.

(14)
Includes 6,756 restricted stock awards, 36,418 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date, 14,947 Deferred Stock Units and 8,658 shares in a trust of which Mr. Marsh, or a member of his immediate family, is a beneficiary.

(15)	Includes 6,756 restricted stock awards, 16,735 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 5,293 Deferred Stock Units.

(16)	Includes 6,756 restricted stock awards and 16,138 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date.

(17)	Includes 320,703 restricted stock awards, 936,159 shares issuable upon exercise of options that are exercisable within 60 days of the Record Date and 75,022 Deferred Stock Units.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and to furnish the Company with copies of all such forms they file. Based solely on its review of filings with the SEC, copies of such filings received by the Company, or written representations from certain reporting persons, the Company believes that the Company’s executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, complied with Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2009, with the exception of the following late filings for two executive officers: Form 4 for Douglas A. Neugold, in relation to a sale of 81 shares of stock on August 12, 2009 (filed August 17, 2009); and Form 4 for Paul J. Hohlstein, in relation to a sale of 298 shares on August 29, 2009 (filed March 17, 2010).
PROPOSAL NO. 1

ELECTION OF DIRECTORS
The Board of Directors is classified into three classes. The directors serving in Class I have terms expiring at this Annual Meeting. The Board of Directors has nominated two Class I directors currently serving on the Board of Directors, Robert S. Hillas and Cheryl L. Shavers, for election to serve as Class I directors of the Company for a three-year term expiring at the Company’s annual meeting of stockholders in 2013, and until their successors are duly elected and qualified, or until their earlier resignation, death, or removal. Each of the nominees has indicated a willingness to serve as a director, but if for any reason any nominee should be unavailable to serve as a director at the time of the Annual Meeting, a contingency which the Board of Directors does not expect, a different person designated by the Board of Directors may be nominated in his or her stead. Due to the time commitments associated with a new executive position, Frederick C. Flynn, Jr. decided to not seek re-election as a Class I director, and the number of directorships in Class I will therefore be reduced from three to two, effective as of the Annual Meeting.
Class I Director Nominees for Terms Expiring in 2013
The following table sets forth information regarding the nominees for re-election as Class I directors:

Name	Age	Position

Robert S. Hillas	61	Director
Cheryl L. Shavers	56	Director
ROBERT S. HILLAS has served as a director of the Company since 1987. From December 2007 through December 2009, Mr. Hillas served as the Chief Financial Officer of Harding, Loevner LLC, an investment adviser, and its predecessor, and HLM Holdings, Inc., its parent. Prior to that, Mr. Hillas served as Senior Advisor at Warburg Pincus, LLC, a private equity firm, from January 2006 to July 2007. From March 2005 to January 2006, Mr. Hillas was a Managing Director of Investment Banking at CIBC World Markets Corp. Mr. Hillas has extensive knowledge of the Company, financial analysis and business development expertise, as well as substantial experience as a director and senior executive of public and private companies in various industries.
CHERYL L. SHAVERS, Ph.D. has served as a director of the Company since 2006. Since February 2001, Dr. Shavers has been the Chief Executive Officer of Global Smarts, Inc., a corporate investment and advisory services firm. She is also a director and member of the Technology and Nominating Committees of Rockwell Collins, Inc., a publicly-traded company providing communications and aviation electronics solutions. From 1999 to 2001, Dr. Shavers served as Under Secretary of Commerce for Technology at the U.S. Department of Commerce. Prior to 1999, Dr. Shavers held a variety of senior level positions at Intel Corporation, a designer and manufacturer of integrated circuits, most recently the Director of Emerging Technologies in the Microprocessor Sector Group at Intel Capital. Dr. Shavers holds a Ph.D. in chemistry and has substantial experience in the semiconductor and other technology dependent industries with companies such as Intel, Motorola and Hewlett Packard. She is also a professor at the Leavey School of Business at Santa Clara University.

Our Board of Directors recommends that you vote “FOR” the election of the two nominees named above for the terms of office ending in 2013.
Continuing Directors
The following table holds information regarding directors whose terms continue after the Annual Meeting. The terms for directors in Class II expire at the 2011 Annual Meeting of Stockholders and the terms for directors in Class III expire at the 2012 Annual Meeting of Stockholders.

Name	Age	Class	Position

Mark A. Adley	50	II	Director
Eugene G. Banucci	66	II	Director
Stephen H. Mahle	64	III	Director
C. Douglas Marsh	64	III	Director
Douglas A. Neugold	51	III	Director
Class II Directors — Terms Expiring in 2011
MARK A. ADLEY has served as a director of the Company since 1991 and lead independent director since May 2004. Since March 2002, Mr. Adley has been a Managing Director of Mergers & Acquisitions at Banc of America Securities LLC (now Bank of America Merrill Lynch), the investment banking subsidiary of Bank of America. From 1996 to 2001, Mr. Adley was a Managing Director at Credit Suisse First Boston Corporation, an investment banking firm. In addition to his extensive knowledge of the Company, Mr. Adley has broad mergers and acquisitions experience and a wide-ranging background in finance and management.
EUGENE G. BANUCCI, Ph.D. a founder of the Company, has served as Chairman of the Board and director since 1986. From 1986 until January 1, 2005, Dr. Banucci served as Chief Executive Officer, and as President from 1986 to April 2000. Since 2006, Dr. Banucci has served on the board of directors of Clean Harbors Corporation, a publicly-traded company in the environmental service business. From 2003 through February 2010, Dr. Banucci served on the board of directors of Zygo Corporation, a publicly-traded company that designs, develops and manufactures optical components and instruments for optics-intensive industries. As a founder of the Company, Dr. Banucci, who holds a Ph.D. in chemistry, has a unique understanding of its products, technologies and markets.
Class III Directors — Terms Expiring in 2012
STEPHEN H. MAHLE has served as a director of the Company since 1996. From August 2007 through September 2009, Mr. Mahle served as Executive Vice President, Healthcare Policy and Regulatory, for Medtronic, Inc., a medical device manufacturer. From May 2004 to August 2007, Mr. Mahle was Executive Vice President of Medtronic and since January 1998, President of its Cardiac Rhythm Disease Management business. From 1998 to 2004, Mr. Mahle served as Senior Vice President of Medtronic. From 1995 to 1997, Mr. Mahle served as President of the Brady Pacing Business, a division of Medtronic, and prior to 1995, as Vice President and General Manager of the Brady Pacing Business. Mr. Mahle has broad experience as a senior executive at high-growth companies, including profit and loss responsibility for a $5 billion dollar business and leadership of an organization of 12,000 employees. He has extensive knowledge of the health care industry, including its regulatory framework, product quality requirements and product development issues, which are relevant to the expansion of the Company’s Life Sciences business.

C. DOUGLAS MARSH has served as a director of the Company since 2000. Since April 2004, Mr. Marsh has been retired. From July 1998 to April 2004, Mr. Marsh was the Vice President, Business Integration, U.S. Investor Relations of ASML Holding NV, a seller of photolithography equipment to the semiconductor industry. Prior to July 1998, Mr. Marsh served as Vice President, Worldwide Sales and President, U.S. Operations, of ASML Holding NV. Since 2001, Mr. Marsh has also served on the board of directors and on the Audit and Compensation Committees of MEMC Electronic Materials, Inc., a publicly-traded company that produces wafers for the semiconductor and solar industries. Mr. Marsh has extensive experience in the semiconductor business, including in the sales, marketing, general management and product development areas.
DOUGLAS A. NEUGOLD has served as Chief Executive Officer of the Company since January 1, 2005, as a Director since August 2003, and as President since May 2000. Mr. Neugold also served as Chief Operating Officer from August 2003 to 2005. Prior to his appointment as President, he served as Executive Vice President of the Materials Division from February 1999, and Vice President of the SDS gas business from January 1998. Prior to joining the Company, Mr. Neugold served in a variety of executive and managerial positions with the Electronic Materials Division of Johnson Matthey Plc, a specialty chemicals company, including Vice President, and later, President, of the Semiconductor Packages business and Director of Asian Operations. Mr. Neugold also serves on the board of directors of Semiconductor Equipment and Materials International (SEMI), the trade association serving the worldwide semiconductor equipment, materials and flat panel display industries, as well as educational boards. Mr. Neugold has extensive semiconductor industry experience and knowledge, and has been a successful manager and executive in global companies.
PROPOSAL NO. 2
APPROVAL OF 2010 STOCK PLAN
As described below, the 2000 Stock Plan adopted by the Company in 2000 terminates on May 24, 2010. The Board of Directors has unanimously adopted and recommended that the stockholders consider and approve the Company’s 2010 Stock Plan (the “2010 Stock Plan”), under which an aggregate of 3,000,000 shares will be reserved for issuance.
In April 2000, the Company adopted the 2000 Stock Plan, which was initially approved by the Company’s stockholders in May 2000 (the “2000 Stock Plan”). In February 2003, the Company adopted the 2003 Stock Plan, which was initially approved by the Company’s stockholders in May 2003 (the “2003 Stock Plan”). As of March 31, 2010, options to purchase 1,527,137 shares were outstanding under such plans, 1,243,456 shares of restricted stock were outstanding under such plans, and 379,603 shares were available for future grants under the 2003 Stock Plan (no shares are available for future grants under the 2000 Stock Plan). To assure that sufficient shares are available to provide stock-based incentives to those employees, directors, officers and consultants of the Company and any subsidiaries who will be responsible for the Company’s future growth and continued success, the Board of Directors has adopted the 2010 Stock Plan. The 2010 Stock Plan will also give the Company more flexibility to keep pace with competition in the employment marketplace. Following stockholder approval of the 2010 Stock Plan, or if stockholder approval of the 2010 Stock Plan is not obtained, the Company may continue to grant awards under the 2000 and 2003 Stock Plans in accordance with their terms, although, as noted above, the 2000 Stock Plan terminates on May 24, 2010, and no further grants may be made under the 2000 Stock Plan after such date.
Our Board of Directors recommends that you vote “FOR” the approval of the 2010 Stock Plan.
The following constitutes a brief discussion of the material features of the 2010 Stock Plan and is qualified in its entirety by reference to the 2010 Stock Plan, the full text of which is attached hereto as Appendix A and is incorporated herein by reference. All stockholders of the Company are urged to read Appendix A in its entirety. The purpose and provisions of the 2010 Stock Plan are substantially similar to the 2003 Stock Plan.

Nature and Purpose
The stated purpose of the 2010 Stock Plan is to secure for the Company and any subsidiaries of the Company the benefits arising from capital stock ownership and the receipt of capital stock-based incentives by those employees, directors, officers and consultants of the Company and any subsidiaries who will be responsible for the Company’s future growth and continued success.
The 2010 Stock Plan is designed to meet these objectives by granting stock incentive awards to those persons whose performance or potential contribution will benefit the Company. The 2010 Stock Plan empowers the Company to grant to employees (including officers), directors, and consultants of the Company and its subsidiaries incentive and non-qualified stock options (“Options”), stock appreciation rights (“SARs”), share-based awards (“Awards”) and shares of stock subject to certain restrictions on transferability (“Restricted Stock”). The 2010 Stock Plan also empowers the Company to grant to eligible individuals any combination of any or all of these Options, SARs, Awards and Restricted Stock, subject to certain limitations.
Persons to whom grants of Options, SARs, Awards or Restricted Stock, are made are sometimes referred to as “participants.” References to “incentive stock options” are to incentive stock options within the meaning of Section 422 of the Code.
Duration
The 2010 Stock Plan, which is effective only upon stockholder approval, provides that it will terminate upon the earlier of (i) the tenth anniversary of the date of approval by the stockholders of the Company or (ii) the date on which all shares available for issuance under the 2010 Stock Plan shall have been issued pursuant to the issuance and lapse of restrictions on Awards and Restricted Stock and the exercise of Options and SARs granted thereunder. Options, SARs, Awards and Restricted Stock outstanding on the termination date of the 2010 Stock Plan will continue to have full force and effect in accordance with the provisions of the instruments evidencing the Options, SARs, Awards and Restricted Stock. The Board of Directors may at any time and from time to time suspend or terminate all or any portion of the 2010 Stock Plan or modify or amend the 2010 Stock Plan in any respect, provided, however, that the Board of Directors, without stockholder approval, may not (i) increase the aggregate number of shares of the Company’s Common Stock subject to the 2010 Stock Plan (except in connection with a recapitalization, as described in the 2010 Stock Plan) or (ii) otherwise amend the 2010 Stock Plan in any material respect. Any such modification, amendment, termination, or suspension of the 2010 Stock Plan will not impair the rights of any person with respect to any Option, SAR, Award or Restricted Stock previously granted.
Administration
The 2010 Stock Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the 2010 Stock Plan are final and conclusive. The Board of Directors has the authority, subject to the express provisions of the 2010 Stock Plan, to construe the 2010 Stock Plan and its related agreements, to prescribe, amend, and rescind the rules and regulations relating to the 2010 Stock Plan, to determine the terms and provisions of the respective Option, SAR, Award and Restricted Stock agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the 2010 Stock Plan. The Board of Directors may delegate any or all of its powers under the 2010 Stock Plan to the Company’s Compensation Committee or other committee appointed by the Board of Directors and consisting of at least two directors.
Members of the Compensation Committee serve at the discretion of the Board of Directors. The 2010 Stock Plan provides that if Options, SARs, Awards or Restricted Stock are to be approved by a committee, the committee members are intended to be “outside directors” as that term is used in the regulation related to Section 162(m) of the Code and “non-employee directors” as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Shares Subject to the 2010 Stock Plan
The stock to be offered under the 2010 Stock Plan consists of shares of the Company’s Common Stock. The last sale price for a share of the Company’s Common Stock as reported by the NASDAQ Global Select Market on March 31, 2010 was $19.31. The maximum number of shares of Common Stock in respect of which Options, SARs and Restricted Stock, may be granted pursuant to the provisions of the 2010 Stock Plan may not exceed 3,000,000 (subject to adjustment for stock splits, stock dividends, recapitalizations, and the like). The shares may be either authorized and unissued shares, treasury shares or shares purchased on the open market. If an Option or SAR expires or terminates without having been exercised in full or if an Award or a share of Restricted Stock is forfeited, the unexercised or reacquired shares will be available for subsequent grant under the 2010 Stock Plan. Shares of Common Stock issued pursuant to the 2010 Stock Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Board of Directors.
Eligibility
All employees (including officers) of the Company or any of its subsidiaries are eligible to receive incentive stock options pursuant to the 2010 Stock Plan. All employees (including officers), directors, and consultants of the Company or any of its subsidiaries are eligible to receive non-qualified options, SARs, Awards and Restricted Stock. As of March 31, 2010, approximately 711 persons were eligible to participate in the 2010 Stock Plan.
The selection of participants in, and the nature and size of grants under, the 2010 Stock Plan are within the discretion of the Board of Directors. However, under the 2010 Stock Plan, the maximum number of shares with respect to which Options or SARs may be granted to any employee in any calendar year shall be limited to 112,500 shares of Common Stock. The Board of Directors’ designation of a participant in any year does not require the Board of Directors to designate such person to receive a grant in any other year. With respect to the 2010 Stock Plan, the Board of Directors has made no determination regarding the selection of particular participants to receive grants or the nature of any grants to be made.
OPTIONS AND SARS
Options
Options granted under the 2010 Stock Plan may be in the form of incentive stock options or non-qualified stock options. Options may be granted under the 2010 Stock Plan on such terms and conditions not inconsistent with the provisions of the 2010 Stock Plan and in such form as the Board of Directors may from time to time approve.
The exercise price per share of Common Stock purchasable under an Option granted under the 2010 Stock Plan shall be determined by the Board of Directors at the time of grant, but shall not be less than the fair market value of Common Stock on the date of grant. In the case of an incentive stock option to be granted to a participant owning stock having more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the exercise price per share shall be not less than 110% of the fair market value of such stock on the date of grant. Neither Options nor SARs may be repriced without stockholder approval.
The term of each Option granted under the 2010 Stock Plan shall be fixed by the Board of Directors; however, the term of any Option may not exceed ten years from the date of grant, except that the term of any incentive stock option granted to a participant owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not exceed five years from the date of grant.
An Option granted under the 2010 Stock Plan shall be exercisable at such time or times and subject to such conditions as shall be determined by the Board of Directors at the date of grant and as set forth in the instrument evidencing the Option. With respect to incentive stock options, the aggregate fair market value (determined as of the date of grant) of the number of shares with respect to which such incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000 or such other limit as may be established under Section 422 of the Code.

An Option granted under the 2010 Stock Plan may be exercised as provided in the instrument evidencing the option; however, no partial exercise of the Option may be for less than one share. Payment of the exercise price may be made with cash, with shares of Common Stock or with a combination of cash and stock. To the extent permitted by law, participants are permitted to simultaneously exercise options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, and to use the proceeds from such sale as payment of the purchase price. The Board of Directors may, in its discretion, accelerate the date of exercise of any installments of any Options, provided that, without the participant’s written consent, no acceleration will be made that would violate the annual vesting limitation contained in Section 422(d) of the Code with respect to incentive stock options.
No shares of Common Stock will be issued under the 2010 Stock Plan unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws or any applicable listing requirements of any national securities exchange on which the Common Stock is then listed. Any participant in the 2010 Stock Plan may be required to represent and agree in writing that the stock acquired by the participant is being acquired for investment.
Stock Appreciation Rights
Under the 2010 Stock Plan, an SAR may be granted in tandem with, in addition to, or independent of any other grant. An SAR is the right to receive, without payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the share price on the grant date of such SAR, multiplied by the number of shares as to which the SARs shall have been exercised. The grant price of an SAR shall not be less than the fair market value of the Common Stock on the date of grant. The Company will pay such amount to the holder in cash or in shares of Common Stock or a combination thereof, as the Board of Directors may determine.
An SAR may be exercised by a participant in accordance with procedures established by the Board of Directors.
Employment
An Option or SAR shall terminate if the participant ceases to be employed by the Company or a subsidiary for any reason other than death, except that the participant may (except as otherwise provided in the instrument evidencing the Option or SAR) exercise within the three-month period following termination of employment any unexpired portion of an Option or SAR that was otherwise exercisable on the date of termination of employment. Except as otherwise provided in the instrument evidencing the Option or SAR, if a participant dies while an employee of the Company or a subsidiary, any Option or SAR granted to such participant may be exercised by the participant’s personal representatives or heirs within six months of the participant’s death to the extent that the participant could have exercised the Option or SAR on the date of his or her death.
Transferability
No Option or SAR granted under the 2010 Stock Plan, and no right or interest therein, is assignable or transferable by a participant except by will or the laws of descent and distribution or, with respect to non-qualified stock options and SARs, to the extent the participant’s agreement granting such non-qualified stock option or SAR provides otherwise.
Change in Control
The 2010 Stock Plan provides that if (i) the Company is merged or consolidated with another entity and the Company is not the surviving corporation, (ii) the property or stock of the Company is acquired by any other entity, or (iii) the Company is reorganized or liquidated, then the Board of Directors of the Company, or the board of directors of any entity assuming the obligations of the Company, will, as to outstanding Options and SARs,

(1) make appropriate provision for the protection of any such outstanding Options and SARs by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, acquiring or otherwise reorganized entity which will be issuable or exercisable in respect of the shares of Common Stock,
(2) upon written notice to the participants, provide that all unexercised Options and SARs must be exercised within a specified number of days of the date of such notice or such Options and SARs will be terminated, or
(3) upon written notice to the participants, provide that the Company or the merged, consolidated, acquiring or otherwise reorganized entity shall have the right, upon the effective date of any such merger, consolidation, acquisition or reorganization, to purchase all Options and SARs held by each participant and unexercised as of that date for an amount equal to the aggregate fair market value of the underlying shares less the aggregate purchase or grant price therefor.
STOCK AWARDS AND RESTRICTED STOCK
The Board of Directors may grant a participant an Award or Restricted Stock, on such terms and conditions and subject to such restrictions as the Board of Directors may determine. Such restrictions may include restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the participant forfeit all or a portion of such shares to the Company upon termination of employment. Each participant receiving an Award or Restricted Stock may be required to enter into an agreement with the Company agreeing to such restrictions or other terms. The Company (or a custodian designated by the Company) shall retain possession of any stock certificates with respect to an Award or Restricted Stock until the restrictions lapse. Shares of Restricted Stock or shares issued pursuant to an Award are held by the participant as holder of record for all purposes, including voting and receipt of dividends, except that the Board of Directors may direct that dividends be held by the Company (or the custodian) until the underlying shares are free of restrictions.
Transferability
An Award and shares of Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, except, subject to the terms of any stock restriction agreement, by will or the laws of descent and distribution, and may not be pledged or hypothecated as collateral for a loan, prior to the lapse of restrictions on such shares. Any attempt by the participant to dispose of or encumber the shares issued pursuant to an Award or Restricted Stock prior to the lapse of restrictions on such shares will cause the participant’s interest in such shares to terminate.
Vesting
The restrictions with respect to Awards or Restricted Stock may lapse based on the passage of a period of time or the achievement of specified performance goals. In the case of a time-based lapse of restrictions on Restricted Stock, the earliest that the restrictions may lapse is in pro rata installments over three years from the date of grant, unless restrictions lapse sooner by virtue of an event specified by the Board of Directors other than the passage of time. In the case of a performance-based lapse of restrictions on Restricted Stock, the earliest that the restrictions may lapse is on the first anniversary of the date of grant, upon the achievement of specified performance goals with respect to such grant.
Employment
Except as otherwise provided in any stock restriction agreement, if prior to the lapse of the restrictions on the Award or Restricted Stock the participant ceases to be an employee of the Company or a subsidiary for any reason, all such shares which remain subject to restrictions shall be forfeited to the Company.

FEDERAL INCOME TAX CONSEQUENCES
Based on current provisions of the Code, and the existing regulations thereunder, certain anticipated federal income tax consequences with respect to certain specific types of grants are described below.
Grant of Options and SARs
A participant will not recognize any taxable income at the time an Option or SAR is granted, and the Company will not be entitled to a federal income tax deduction at that time.
Incentive Stock Options
No ordinary income will be recognized by a participant holding an incentive stock option at the time of exercise. The excess of the fair market value of the shares at the time of exercise over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal “alternative minimum tax” at the date of exercise. If the participant holds the shares for at least two years after the date the option was granted and one year after the acquisition of such shares, the difference between the amount realized upon disposition of the shares and the aggregate option exercise price will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other “disqualifying disposition” (including the use of the shares to exercise subsequent options) within two years after the date of grant or within one year after the date of exercise, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the aggregate option exercise price, and the Company will usually be entitled to a federal income tax deduction equal to such amount. In addition, the participant will have a taxable capital gain equal to the difference, if any, between:
(i) the amount realized upon disposition of the shares, and
(ii) the sum of the aggregate option exercise price plus the amount of ordinary income on which the participant was taxed.
Non-Qualified Stock Options
Taxable ordinary income will be recognized by the participant at the time of exercise of a non-qualified stock option in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate option exercise price. The Company will usually be entitled to a corresponding federal income tax deduction. At the time of a subsequent sale of the shares, the participant will generally recognize a taxable capital gain or loss based upon the difference between the aggregate selling price of the shares and the aggregate fair market value of the shares at the time of exercise.
Stock Appreciation Rights
Upon the exercise of an SAR, the participant will realize taxable ordinary income on the amount of cash received and/or the then current fair market value of the shares of Common Stock received, and the Company will usually be entitled to a corresponding federal income tax deduction. The participant’s basis in any shares of Common Stock received will be equal to the amount of ordinary income upon which the participant was taxed. Upon any subsequent disposition, any gain or loss realized will be a capital gain or loss.
In order for the full value of SARs to be deductible by the Company for federal income tax purposes, the Company may intend for such SARs to be treated as “qualified performance-based compensation,” in which case, such SARs granted shall be subject to additional requirements.

Restricted Stock
Unless a participant makes the election described below, a participant receiving shares of Restricted Stock will not recognize income, and the Company will not be allowed a deduction, at the time of grant, assuming no portion of the award is vested at the time of grant. While the restrictions on the shares are in effect, a participant will recognize compensation income equal to the amount of the dividends received (unless the dividends also are held by a custodian and are subject to forfeiture), and the Company will be allowed a deduction in a like amount. When the restrictions on the shares are removed or lapse, the fair market value of the shares (and any dividends whose restrictions also lapse on that date) on the date the restrictions are removed or lapse in excess of the amount, if any, paid by the participant will be ordinary income to the participant in the year in which such restrictions are removed or lapse, and such amount will be allowed as a deduction for federal income tax purposes to the Company. Upon disposition of the shares, the gain or loss recognized by the participant shall be equal to the difference between the amount realized on such disposition and the fair market value of the shares on the date the restrictions were removed or lapsed. Such amount will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon the period of time the shares are held by the participant following the removal or lapse of the restrictions. If the restrictions do not lapse and the shares are forfeited by the participant and thus returned to the Company, there will be no federal income tax consequences to either the participant or the Company. If permitted by the Compensation Committee, by properly filing an election pursuant to Section 83(b) of the Code with the Internal Revenue Service within 30 days after the date of grant (assuming that the date of grant is the date the participant acquires a beneficial interest in the Restricted Stock), a participant’s ordinary income and commencement of the holding period and the Company’s deduction will be determined as of the date of grant.
In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the fair market value of the shares as of the date of grant. If such election is made and a participant thereafter forfeits his or her stock, no refund or deduction will be allowed for the amount previously included in such participant’s income. Upon disposition of the shares, the gain or loss recognized by the participant shall be equal to the difference between the amount realized on such disposition and the fair market value of the shares as of the date of the grant. Such amount will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon the period of time the shares are held by the participant following the grant of the shares.
Special Rules
To the extent a participant pays all or part of the option exercise price of a non-qualified stock option by tendering shares of Common Stock owned by the participant, the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the option exercise price shall have the same tax basis and holding period as the shares surrendered. The additional shares received upon such exercise shall have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the date of exercise. To preserve the Company’s deductions with respect to the non-qualified options and SARs, the Board of Directors may be required to set the exercise or grant price for such non-qualified options and SARs at the fair market value of a share of Common Stock on the date of grant.
Withholding Taxes
Withholding taxes must be paid by the employee participant at the time of exercise of any non-qualified stock option or SAR prior to the delivery of shares and at the time the restriction lapse on Restricted Stock.
Section 162(m)
Under Section 162(m) of the Code, the Company is not entitled to a federal income tax deduction for compensation in excess of $1 million paid in any year to its chief executive officer and its four other most highly compensated executive officers, subject to certain exceptions. Compensation that qualifies as “performance-based” under Section 162(m) is exempt from this limitation. Options and SARs granted under the 2010 Stock Plan at an exercise price that is not less than the fair market value of Company Common Stock on the date of grant, as well as Restricted Stock that includes a performance-based vesting component, are designed to satisfy the requirements for the performance-based exemption.

General
Because the tax consequences to a participant may vary depending upon the participant’s individual situation, and because such tax consequences are subject to change due to changes in tax laws or regulations, each participant should consult his or her personal tax advisor regarding the federal, and any state, local or foreign, tax consequences to the participant.
PROPOSAL NO. 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its internal control over financial reporting for the fiscal year ending December 31, 2010, and has determined that it would be desirable to request that the stockholders ratify such appointment. Ernst & Young LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009, and has reported on the Company’s consolidated financial statements and its internal control over financial reporting for such year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
While stockholder ratification is not required for the appointment of Ernst & Young LLP, since the Audit Committee of the Board of Directors has the responsibility for appointing the Company’s independent registered public accounting firm, the appointment is being submitted for ratification at the Annual Meeting with a view toward soliciting the stockholders’ opinions, which the Audit Committee of the Board of Directors will take into consideration in future deliberations.
For information regarding audit and other fees billed by Ernst & Young LLP for services rendered in fiscal years 2009 and 2008, see “Fees of Independent Registered Public Accounting Firm and Report of the Audit Committee—Fees Billed by Independent Registered Public Accounting Firm for Fiscal 2009 and 2008”.
Our Board of Directors recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.
BOARD OPERATIONS
Current Members of the Board and Each Committee of the Board

Corporate Governance
	Audit	Compensation	and Nominating	Technology
Director	Committee	Committee	Committee	Committee

Mark A. Adley		*	**
Eugene G. Banucci				*
Frederick C. Flynn, Jr.	**
Robert S. Hillas	*	**
Stephen H. Mahle	*		*	*
C. Douglas Marsh		*	*
Douglas A. Neugold
Cheryl L. Shavers		*		**

*	Member

**	Chair

Independent Directors
The Board of Directors has determined that six of our eight current directors, Messrs. Adley, Flynn, Hillas, Mahle and Marsh and Dr. Shavers, are “independent” directors as defined in the NASDAQ Global Select Market’s listing standards and under the Company’s Corporate Governance Guidelines and Principles, which are available on the Company’s website, www.atmi.com. Dr. Banucci’s employment relationship with the Company terminated in June 2008.
Our independent directors regularly hold meetings in executive session, at which only independent directors are present, including at every regularly scheduled Board meeting (at least five per year). Since May 2004, Mark A. Adley has served as the presiding independent director of the Board of Directors. In this role, Mr. Adley presides over executive sessions of the independent members of the Board of Directors and leads the deliberations of the Board’s independent directors on topics such as CEO succession, nominations to the Board and corporate governance.
Role of Each Committee
The Board of Directors has a standing Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and Technology Committee.
Audit Committee
The functions and responsibilities of the Audit Committee are described in the written charter available on the Company’s website, www.atmi.com, and are described in more detail below under the heading “Fees of Independent Registered Public Accounting Firm and Report of the Audit Committee—Report of the Audit Committee.” All of the members of the Audit Committee are independent within the meaning of SEC regulations and the listing standards of the NASDAQ Global Select Market. In addition, the Board has determined that each member of the Audit Committee is financially literate and is considered an “audit committee financial expert” as defined in Regulation S-K as promulgated by the SEC. The Audit Committee met nine times during 2009 and acted once by unanimous written consent, to, among other things, (i) appoint, compensate, retain, and oversee the work of the independent auditor, (ii) review the Company’s annual and quarterly financial results, (iii) approve the Company’s annual audited financial results, (iv) discuss and approve the internal audit plan, (v) review progress with respect to the independent audit of the Company’s financial statements and internal controls over financial reporting, (vi) review the Company’s compliance program, and (vii) review management’s development and execution of the Company’s enterprise risk management processes and the effectiveness of the Company’s internal controls over financial reporting. In addition, the Chair of the Audit Committee conducted numerous informal conferences throughout the year with various members of the executive team and the finance department of the Company.

Compensation Committee
The Compensation Committee is responsible for overseeing the Company’s compensation policies and practices, including compensation of the executive officers and non-employee directors of the Company. The Compensation Committee approves, among other things, annual performance objectives for the Chief Executive Officer and recommends to the Board for approval the compensation of the executive officers, including the Chief Executive Officer. The Compensation Committee receives recommendations from the Chief Executive Officer with respect to base salaries and annual incentive compensation awards for executive officers other than the Chief Executive Officer. The Compensation Committee is also responsible for administering the Company’s 1997, 1998, 2000 and 2003 stock plans (each a “Stock Plan”, and collectively, the “Stock Plans”), including recommending to the Board for approval the grant of stock options and awards of restricted stock under such Plans. In accordance with its charter, the Compensation Committee may form, and delegate any of its responsibilities to, a subcommittee comprised solely of one or more of its members. The functions and responsibilities of the Compensation Committee are described in more detail in the written charter available on the Company’s website, www.atmi.com. All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Global Select Market. The Compensation Committee met five times during 2009 and acted once by unanimous written consent. In addition, there were numerous informal conferences between the Chair of the Compensation Committee and members of the management team.
The Compensation Committee did not engage a compensation consultant in 2009 as part of its assessment of the competitiveness of the Company’s compensation programs for executive officers and non-employee directors, but did rely on an analysis of competitive data and executive compensation recommendations prepared for the Committee by Pearl Meyer & Partners (“PM&P”) for 2008, as well as various published surveys, data and analyses provided by management to the Committee. See “Compensation and Other Information Concerning Officers and Directors—Compensation Discussion and Analysis—Compensation Program Objectives”.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee is responsible for:
•	developing and recommending to the Board, and overseeing implementation of, the Company’s corporate governance guidelines and principles;
•	reviewing on a periodic basis the overall effectiveness and appropriateness of the Company’s corporate governance and recommending improvements when necessary;
•
assisting the Board in identifying, screening and reviewing individuals qualified to serve as directors in accordance with criteria approved by the Board and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies;

•
developing and recommending to the Board, and overseeing implementation of, the Company’s policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; and

•	assisting the Board in disclosing information relating to functions of the Corporate Governance and Nominating Committee as may be required in accordance with federal securities laws.
The functions and responsibilities of the Corporate Governance and Nominating Committee are described in more detail in the written charter available on the Company’s website, www.atmi.com. All of the members of the Corporate Governance and Nominating Committee are independent within the meaning of the listing standards of the NASDAQ Global Select Market. The Corporate Governance and Nominating Committee met three times during 2009 and acted once by unanimous written consent. There were several additional conferences between the Chair of the Corporate Governance and Nominating Committee and members of the management team.

Technology Committee
The Technology Committee is responsible for providing review and oversight on matters relating to technology and innovation, including:
•	significant emerging technology issues and trends that may affect the Company;
•	the Company’s approach to technical innovation; and
•	alignment between strategic commercial objectives and the Company’s technology and product innovation plans.
The functions and responsibilities of the Technology Committee are described in the written charter available on the Company’s website, www.atmi.com. The Technology Committee, which consists of three Directors and receives regular input from the Company’s Chief Executive Officer and Chief Technology Officer, met twice during 2009; in addition, the Chair held regular conferences with the Chief Technology Officer of the Company.
Process for Nominating Directors
The Corporate Governance and Nominating Committee reviews the skills and experience of potential candidates for election to the Board and recommends nominees to the full Board for approval. Areas of importance to the Board in evaluating candidates are personal and professional integrity, demonstrated ability and judgment, industry and functional expertise and diversity. The Board seeks candidates with experience in the microelectronics and life sciences industries, and/or potential emerging markets; in the area of finance; and in relevant global markets. The Board does not have a formulaic approach or policy to the consideration of diversity as part of its evaluation of a candidate, but it continually seeks a broad range of views and backgrounds among its directors. The Corporate Governance and Nominating Committee uses a variety of means to identify prospective nominees for the Board, including considering referrals from other Board members, management and other external sources such as retained executive search firms. When considering director candidates, the Corporate Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s other directors, provide a blend of skills and experience that will enhance the Board’s effectiveness. The Corporate Governance and Nominating Committee will also continue to recommend to the Board that it nominate qualified incumbent directors whom the Corporate Governance and Nominating Committee believes will continue to make important contributions to the Board.
Historically, the Company has not been presented with a nominee for director by any of its stockholders. The Corporate Governance and Nominating Committee intends to use the same criteria as described above for evaluating any such nominees. Pursuant to the Company’s Bylaws, the Corporate Governance and Nominating Committee would consider qualified nominees recommended by any stockholder who is a stockholder of record at the time of giving of notice as provided for in Section 2.9 of the Company’s Bylaws and who gives timely notice in writing to the Corporate Secretary of the Company at the Company’s principal executive offices pursuant to such Section. To be timely, notice must be delivered not later than the close of business on the sixtieth day, nor earlier than the close of business on the ninetieth day, prior to the first anniversary of the preceding year’s annual meeting, unless the date of the annual meeting is more than thirty days before, or more than sixty days after, such anniversary date, in which case to be timely, notice must be so delivered not earlier than the close of business on the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting and the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. Any such notice must also include as to each person whom a stockholder proposes to nominate for election as a director (i) that information required by the Company’s Bylaws, including the class and number of shares owned (beneficially and of record) by the stockholder; a description of any agreements the stockholder has with affiliates or third parties concerning the director nomination; a description of any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares the stockholder has with respect to the Company’s stock; a representation that the stockholder is entitled to vote at the meeting and intends to attend the meeting to present the director nomination; and whether the stockholder intends to conduct a proxy solicitation; and (ii) certain biographical information about each director nominee as specified in the Company’s Bylaws, as well as a questionnaire completed by each director nominee that requires the nominee to disclose any voting commitments the nominee may have with a third person and commit to comply with the Company’s corporate governance standards if elected.

Stockholder Communications with the Board
Stockholders may contact the Board or any of the Company’s directors (including the presiding independent director) by writing to them at ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810, c/o Investor Relations. The Company will forward all stockholder communications directly to the respective Board members to whom such communication is directed.
Code of Conduct
The Company has adopted a business code of conduct for all of our employees and directors, including our principal executive officer, principal financial/accounting officer and other senior financial personnel that complies with applicable SEC and NASDAQ requirements. A copy of our business code of conduct is available on our website at www.atmi.com. In addition, any person may receive a copy of the code, free of charge, by making a request in writing, directed to Investor Relations, ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810. We intend to post on our website material changes to, or waivers from, our business code of conduct, if any, within four business days of any such event.
Board Attendance at the Annual Meeting
In accordance with the Company’s Corporate Governance Guidelines and Principles, available on our website at www.atmi.com, all directors are expected to attend the Company’s Annual Meeting of Stockholders absent unusual circumstances. All directors who served on the Board at the last Annual Meeting were in attendance.
Frequency of and Attendance at Board Meetings During Fiscal 2009
The Board of Directors held eight meetings during 2009 and acted three times by unanimous written consent. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all Committees of the Board on which such director served.
Board Leadership Structure and Role in Risk Oversight
The Board of Directors has a Chairman as well as a lead independent director. The role of Chairman is separate from the principal executive officer position. The former Chairman/CEO, Dr. Banucci, retired from the role of CEO in 2005 and Mr. Neugold succeeded to that position. Dr. Banucci has continued to offer leadership gained from his founding role in the Company in his continuing role as Chairman. The separation of roles has provided a valuable bridge during the period since 2005 as the executive leadership of the Company transitioned to Mr. Neugold. The Company’s lead independent director, Mr. Adley, chairs the Corporate Governance and Nominating Committee, serves on the Compensation Committee, participates in the development of Board meeting agendas, leads the independent director sessions of the Board, and coordinates the composition of the Board committees. The Board regularly reviews the Company’s structure in order to ensure that the Company’s best interests are being served.
The Board of Directors reviews management’s development and execution of the Company’s enterprise risk management processes, and the Audit Committee reviews management’s identification and assessment of significant risks and the mitigation plans put in place to minimize them. The Internal Audit function of the Company facilitates the Company’s risk assessment and mitigation processes, and reports regularly to the executive management team, the Audit Committee and to the full Board of Directors on these activities.

COMPENSATION AND OTHER INFORMATION CONCERNING EXECUTIVE OFFICERS AND DIRECTORS
Executive Officers
The following section sets forth certain information with respect to the Company’s executive officers, other than biographical information for Douglas A. Neugold, for whom such information is set forth under Class III directors, above:

Name	Age	Position

Douglas A. Neugold	51	President and Chief Executive Officer
Timothy C. Carlson	44	Executive Vice President, Chief Financial Officer and Treasurer
Ellen T. Harmon	55	Executive Vice President, Chief Legal Officer and Secretary
Tod A. Higinbotham	45	Executive Vice President, Process Solutions
Daniel P. Sharkey	53	Executive Vice President, Business Development
Lawrence H. Dubois	55	Senior Vice President and Chief Technology Officer
Paul J. Hohlstein	59	Senior Vice President, Supply Chain and Operations
Kathleen G. Mincieli	55	Senior Vice President, Human Resources
Mario Philips	40	Senior Vice President and General Manager, LifeSciences
TIMOTHY C. CARLSON has served as Executive Vice President, Chief Financial Officer and Treasurer since September 2007. Prior to that, Mr. Carlson served as Senior Vice President and General Manager, Packaging, from March 2007 to September 2007. Previously, he was Senior Vice President, Business Development from 2005 to March 2007. Mr. Carlson joined ATMI as Vice President and Corporate Controller in 2000. Before joining ATMI, Mr. Carlson was with Campbell Soup Company, a global manufacturer of soup, beverage, confectionery and prepared food products, most recently as Finance Director for Campbell Australia and for Pepperidge Farm.
ELLEN T. HARMON has served as Executive Vice President, Chief Legal Officer and Secretary since joining ATMI in January 2008. Prior to joining ATMI, Ms. Harmon was Vice President, General Counsel and Corporate Secretary at WHX Corporation, a diversified manufacturing company engaged in electronic and engineered materials, specialty fasteners and tubing, since February 2006, and prior to that was Senior Vice President, General Counsel and Corporate Secretary at The Robert Allen Group, Inc., a designer/distributor of fabrics and furnishings to the interior design trade, furniture manufacturers, and the contract and hospitality markets from January 2004 to February 2006. In both of those positions, she had responsibility for all legal compliance matters on a global basis. Previously, Ms. Harmon served as Vice President, General Counsel and Corporate Secretary of Metallurg, Inc., an international producer and supplier of specialty metals, metallic chemicals and metal alloys from January 1999 to June 2002. She held a number of positions with Sequa Corporation from 1988 through 1998, including Senior Associate General Counsel and Corporate Secretary.
TOD A. HIGINBOTHAM has served as Executive Vice President, Process Solutions, since September 2007. Prior to that, Mr. Higinbotham served as Senior Vice President, General Manager, Materials, from October 2004 through September 2007. Mr. Higinbotham joined ATMI in 1999 as Vice President of Sales and Marketing for the Epitaxial Services division. In February 2001, the Material Lifecycle Solutions division was formed and Mr. Higinbotham served as Vice President, Sales and Service, later adding the duties of Vice President of Marketing in September 2003. Prior to joining ATMI, Mr. Higinbotham served as Director of Sales and Marketing for the specialty silicon business unit of Komatsu, Ltd., a manufacturer of construction and mining equipment, industrial machinery and vehicles and electronics products. Mr. Higinbotham also served as a consultant, leading business system reengineering projects, for several high tech companies.

DANIEL P. SHARKEY has served as Executive Vice President, Business Development, since September 2007. Prior to that, Mr. Sharkey served as Chief Financial Officer from 1990 to September 2007, as Treasurer from 1993 to September 2007, as Executive Vice President since 2005, and as Vice President from 1993 to 2005. Mr. Sharkey also served as Secretary from January 2004 through May 2004, and as Acting Secretary from September 2007 through January 2008. Prior to 1990, Mr. Sharkey served as Vice President of Finance and Administration for Adage, Inc., a manufacturer of high-performance computer graphics terminals, Corporate Controller for CGX Corporation, and as an Audit Supervisor for KPMG, a firm that provides audit, tax and advisory services.
LAWRENCE H. DUBOIS, Ph.D. has served as Senior Vice President and Chief Technology Officer since joining the Company in September 2007. Prior to joining ATMI, Dr. Dubois was Corporate Vice President and head of the Physical Sciences Division at SRI International from 2000 through September 2007, where he led a multidisciplinary team of over 200 scientists and engineers focusing on the development and commercialization of advanced materials and coatings, micro- and nano- fabrication technologies, power sources, medical diagnostics, molecular and optical physics, and environmentally benign processing. Prior to that, Dr. Dubois served as Director, Defense Sciences Office, at the Defense Advanced Research Project Agency (U.S. Department of Defense). He is the Chair of the Defense Sciences Research Council and a member of the Board of Directors of Sylvan Source.
PAUL J. HOHLSTEIN has served as Senior Vice President, Supply Chain and Operations, since September 2007. Mr. Hohlstein joined ATMI in 2005, and served as Vice President of Supply Chain and Operations, Materials, until September 2007. Prior to joining ATMI, Mr. Hohlstein was Vice President and General Manager at Pemstar, Inc., a global electronics manufacturing service provider, from 2004 through 2005. Prior to that, Mr. Hohlstein served as Vice President, Operations of the Etch Product Group at Applied Materials, Inc., a semiconductor equipment and materials provider, and also as Vice President, Global Materials and Supply Chain Management, where he was responsible for overall operations and global account management, from 2000 through 2003.
KATHLEEN G. MINCIELI has served as Senior Vice President, Human Resources, since January 2010. Ms. Mincieli joined ATMI in January 2002, and served as Human Resources Manager for recruiting and performance management until January 2003. From January 2003 to November 2008, Ms. Mincieli was Senior Director of Human Resources. She then served as Vice President, Human Resources from November 2008 to January 2010.
MARIO PHILIPS has served as Senior Vice President and General Manager, LifeSciences, since March 2010. Mr. Philips joined ATMI in November 1999 as part of ATMI’s acquisition of MST Analytics, Inc, serving as European Sales Manager for ATMI Analytical Systems. From October 2000 to August 2003, Mr. Philips was Global Sales and Marketing Manager for ATMI Packaging, and from August 2003 to August 2004, he was General Manager of the ATMI Packaging solids packaging business. From August 2004 to March 2010, Mr. Philips served as the General Manager of ATMI LifeSciences.
Compensation Discussion and Analysis
The Compensation Committee of the Board (the “Committee”) and management believe that the Company’s compensation programs allow the Company to attract, retain and motivate top talent that will create long-term shareholder value. Some of the compensation practices used by the Company to appropriately balance incentives include the use of a combination of financial and non-financial objectives as well as company-wide and individual objectives, awards that are based on multi-year performance and that include long vesting periods, and a mix of cash and equity awards, as detailed below. These practices are designed to reward sustained performance as opposed to short-term gains.
The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (the “Named Executive Officers”). The Committee reviews and makes recommendations to the Board for the compensation of our executive officers, including the Named Executive Officers, consisting of base salary, annual incentive awards, and long-term equity incentive compensation consisting of stock option grants and restricted stock awards, as well as an executive officer perquisite plan and any other proposed form of compensation. The Committee’s recommendations are generally subject to final approval of the Board of Directors.

Compensation Program Objectives
Our executive compensation program is designed to achieve the Company’s goal of attracting, engaging and retaining leaders who can achieve financial and strategic growth objectives that maximize long-term shareholder value. Compensation levels are set to be competitive within the Company’s Peer Group (see below), as well as to reflect Company performance and relevant individual performance.
In 2008, the Company added restricted stock awards that include only a time-based vesting component to its long-term equity incentive compensation for 2009 and future periods. In 2009, long-term equity incentive grants for executive officers, assuming “target” performance for the year, were spread among stock options (50%), time-based restricted stock awards (25%) and performance-based restricted stock awards (25%). Since the Committee was making no significant changes to the structure of Company’s executive compensation program with respect to 2009, the Committee decided to forego engaging a compensation consultant to develop a new analysis of competitive data and executive compensation recommendations. PM&P had produced such material for the Committee in 2008, and it was decided that an update by the same consultant was not warranted or required and would likely not be of great value. However, as part of its compensation deliberations, the Committee did consider the data from the 2008 PM&P study, together with: publicly available benchmarking data compiled by management with respect to executive compensation at a designated set of peer companies (the “Peer Group”), and their respective reported peer group companies; discussions with members of senior management with regard to compensation practices generally; and a variety of other information available through published surveys, articles, seminars and reports, in order to create a broad market perspective. The Peer Group, which was selected based on industry, revenue and market capitalization similarity, consists of the following companies identified in 2008 by PM&P:
Advanced Energy Industries, Inc., Axcelis Technologies, Inc., Brooks Automation, Inc., Cabot Microelectronics Corporation, Credence Systems Corporation, Cymer, Inc., Entegris, Inc., FEI Company, FormFactor, Inc., Mattson Technology, Inc., MKS Instruments, Inc., Photronics, Inc. and Veeco Instruments Inc.
The Committee considers relevant market pay practices in setting executive compensation to enhance the Company’s ability to attract and retain talented individuals that will help ensure our long-term success in a highly competitive industry. Our executive compensation plan, as previously recommended by the Committee’s compensation consultant, consists of three key elements: base salary, annual cash incentives and long-term equity incentives. The Chief Executive Officer attends many of the Committee’s meetings and makes recommendations regarding compensation packages for other executive officers. He does not attend the portions of those meetings at which his own compensation, strategic goals or performance are under consideration.
The Committee’s overall objective is to set compensation levels and targets for executive officers that are competitive with the Peer Group. To ensure that the Company is attracting top talent and to reinforce the Committee’s philosophy of rewarding excellent performance, the Committee has provided for the three components of compensation noted above, each of which is described more fully below. Base salary levels, annual incentive compensation awards and long-term equity incentive awards vary based on an individual’s job responsibilities, experience, performance and Company financial results. The Committee and the Board set financial targets for the Company, the achievement of which is the primary determinant of annual incentive compensation levels, as well as, to a lesser extent, individual strategic objectives, which include such goals as implementation of key strategic initiatives, commercialization of new product solutions, execution of business process efficiencies, development of leadership throughout the Company, entry into new markets and areas of evolving technologies, integration of continuous improvement processes, realization of cost savings initiatives and strengthening of our “customer first” focus with an emphasis on key customer accounts. The Board strongly encourages each executive officer to maintain a meaningful equity stake in the Company, which is made possible through the retention of a significant portion of stock upon exercise of options and vesting of restricted stock.

The Elements of the Company’s Total Compensation Program
Base Salary
The Company’s base salary program recognizes an individual’s job responsibilities, management experience and actual performance, as well as the Company’s financial performance, and supports the Committee’s general philosophy of paying base salaries at or near the 50th percentile of salaries paid to executives in comparable positions within the Peer Group. For the executive officers other than the Chief Executive Officer, changes in base salary are proposed to the Committee by the Chief Executive Officer based on his evaluation of each individual’s performance for the year, as well as target pay relative to the Peer Group and the Company’s overall salary budget guidelines. The Chief Executive Officer’s recommendations are reviewed and adjusted as deemed appropriate by the Committee, subject to final approval of the Board, in December of each year; if approved, such changes become effective the following January. The Committee considers the same elements described above in determining adjustments to the Chief Executive Officer’s base salary.
After applying these criteria in December 2009, with a particular emphasis on the Company’s financial performance and the executive team’s individual contributions throughout the difficult economic environment of 2009, and the fact that the executive officers (including the Named Executive Officers) had not received any increase in base salaries for the last two years, the Board approved increases in base salaries for the executive officers (including the Named Executive Officers) that ranged from 1% to 3.2% for 2010.
Base salaries paid to executive officers are deductible for federal income tax purposes except to the extent that the executive is a covered employee under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Tax Code”), and such executive’s aggregate compensation subject to Section 162(m) exceeds $1 million. Generally, Named Executive Officers from year to year are considered “covered employees” under the Tax Code. No employee of the Company received base salary in excess of $1 million in 2009.
Annual Incentive Compensation Awards
The Company’s annual incentive compensation awards program is intended to motivate executives to achieve Company results that exceed Peer Group performance. Under the plan, annual awards are approved in December, subject to completion of the annual audit, and paid in the first quarter of the following year. Awards are based on the achievement of pre-established financial objectives and individual strategic objectives for the current fiscal year. Award targets are set as a percentage of base salary, with reference to similar awards and total cash compensation at Peer Group companies.
Financial objectives for the Company and individual strategic objectives for executive officers are approved annually in advance based upon operating plans approved by the Board of Directors. The plan provides for 75% of the award to be based on attainment of financial objectives (both revenue and operating income weighted components) and 25% to be based on attainment of individual strategic objectives. For any given fiscal year, proposed payouts to executive officers may range from 0% to 200% of award targets on a sliding scale (with 0% for threshold (or below) performance, 100% for target performance and 200% for stretch performance). Individual strategic objectives, potential and actual award amounts for the Chief Executive Officer are recommended solely by the Committee and approved by the Board of Directors. Recommendations for awards for the other executive officers are made by the Chief Executive Officer to the Committee, which in turn considers those recommendations and subsequently determines the award amounts that are presented for approval to the Board of Directors. The plan provides for no awards if minimum thresholds set for financial targets are not achieved, but the Committee retains discretion, in light of the Company’s and the individual’s performance, to take into account extraordinary factors in determining the granting of awards to meet overall compensation objectives.
In light of extraordinary developments in the economy and the unpredictability of economic indicators in early 2009, the Committee did not recommend, and the Board did not adopt, financial targets for annual revenue and operating income for the Company for incentive compensation awards with respect to 2009, but instead recommended that the situation be reviewed mid-year. The Committee did approve strategic objectives for the CEO, the Named Executive Officers, and the other executive officers that related directly to the execution of the Company’s core strategies relevant to the individual’s business or functional responsibilities (for example, new product initiatives, key customer initiatives, leadership development, business development, cost savings and risk management).

In July 2009, based on some stabilization of economic indicators, the Committee recommended to the Board, and the Board approved, that if the Company’s operating income for the second half of 2009 exceeded $13 million, an aggregate discretionary incentive compensation award of $400,000 would be paid to the executive officers. Actual operating income for the second half of 2009 was $18.8 million. As a result of operating income for the second half of 2009 reaching a level well in excess of target, and based upon the achievement of certain individual strategic objectives by the executive officers, the Committee and the Board approved an aggregate discretionary incentive compensation award of $551,000 to the executive officers. Awards to the Named Executive Officers are set forth in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation”.
Some of the specific accomplishments of the Named Executive Officers that were recognized by the Committee in its deliberations and led it to recommend such incentive compensation awards include the following:
D. Neugold, CEO and President: leadership during the global recession, cost structure improvements, commercialization of new products in the microelectronics and life sciences product lines, and successes in key initiatives including the Company’s High Productivity Development platform;
T. Carlson, EVP, CFO and Treasurer: cost structure improvements, development of enterprise risk management program, efforts in the shared service platforms, and value modeling results;
T. Higinbotham, EVP, Process Solutions: leadership in the Company’s High Productivity Development platform, efforts in the Life Sciences area of the organization, and support for the Company’s sustainable growth strategy;
D. Sharkey, EVP, Business Development: leadership in the Life Sciences growth initiative, continued development of the Company’s investor relations program, and support for the Company’s sustainable business development plan; and
L. Dubois, Sr. VP and Chief Technology Officer: efforts in the Company’s carbon, solar and sustainability initiatives, and management of intellectual assets.
The Committee believes that incentive awards paid to the Named Executive Officers for fiscal year 2009 served the intent of the plan in appropriately rewarding Company financial performance and individual accomplishment. Fiscal year 2009 awards were paid in cash in February 2010 following completion of the annual audit.
The Company intends that executive officer compensation be fully deductible for federal income tax purposes, taking into account Section 162(m) of the Tax Code, provided that other compensation objectives are met. Incentive awards paid to executive officers under the annual incentive plan generally are deductible for federal income tax purposes because they qualify as performance-based compensation under Section 162(m) of the Tax Code.
Base salary and cash payments under the annual incentive compensation program are the only elements of compensation that are used in determining the amount of contributions by employees, and the Company on behalf of employees, permitted under the Company’s 401(k) savings plan.

Long-term Incentives
The overall objective of the compensation program is to maximize long-term stockholder value by enabling the Company to attract and retain top talent and by aligning management’s interests with the interests of the Company’s stockholders. Long-term equity incentive (“LTI”) grants to executive officers are based on job responsibilities and potential for individual contribution to attainment of Company strategic goals, with reference to the levels of total direct compensation (total cash compensation plus the value of LTI awards) of executives within the Peer Group. The Committee regularly reviews the total equity awards and holdings of all executive officers, as well as the structure and elements of the LTI program to ensure that it is meeting its objective. As described above, in general, the Company targets grant values (estimated economic value as of the date of grant), including grants to the Chief Executive Officer, at the 50th percentile of the Peer Group, with an opportunity to achieve higher or lower value through performance-based vesting criteria tied to the level of actual performance attained. As with the determination of base salaries and annual incentive awards, the Committee retains the ability to exercise judgment and discretion in line with the above criteria and its general policies. With respect to LTI awards for 2009, the Committee recommended and the Board approved a reduction of 20% in the aggregate value of the LTI awards to executive officers, in response to an anticipated decline in revenue for the year (and ultimately none of the PRSAs granted in 2009 were earned).
LTI grants to executive officers for 2009 were divided between non-qualified stock option grants and restricted stock awards. Stock options employ four year ratable vesting and expire on the tenth anniversary of the grant date. Restricted stock awards that include only a time-based vesting component (“RSAs”) vest 50% on the third anniversary of the grant date, and 25% on each of the fourth and fifth anniversaries of the grant date. Restricted stock awards that include a performance-based vesting component as well as a time-based vesting component (“PRSAs”) are measured, and the total number of shares earned is determined, approximately one year after the grant date (based on Company performance relative to agreed targets and objectives) and once earned, they are also subject to time-based vesting, ratably over four years from the grant date.
LTI awards are made pursuant to the terms of the Company’s 2000 and 2003 Stock Plans, which have been approved by stockholders. The number of stock options granted is determined based upon the Black-Scholes-Merton valuation model for a 10-year-term option on the grant date. The number of restricted stock awards is determined based on the fair market value of the Company’s Common Stock on the grant date.
Stock Options
Stock options provide for financial gain derived from the potential appreciation in stock price from the date the option is granted until the date the option is exercised. Under the Company’s 2000 and 2003 Stock Plans, the exercise price of any non-qualified options (options that do not qualify as “incentive stock options” under Section 422 of the Tax Code) granted pursuant to the Stock Plans may not be less than the fair market value of the Company’s Common Stock on the grant date. Fair market value has been consistently determined as the last reported sale price of the Company’s Common Stock on the NASDAQ Global Select Market on the grant date or the immediately preceding business day if the grant date is not a business day. While the Company is allowed to grant “incentive stock options,” as defined under the Tax Code, the Company generally only makes grants of non-qualified stock options.
The Company may not reduce the exercise price of outstanding stock options except in the case of a stock split or other similar event. The Company’s long-term performance ultimately determines the value of stock options, because gains from stock option exercises are entirely dependent on the long-term appreciation of the Company’s stock price. Stock options granted to employees, including the Named Executive Officers, vest ratably over a period of four years following the grant date, and, in each case, expire on the tenth anniversary of the grant date. Generally, upon an employee’s termination of employment, unvested options expire immediately and vested options expire ninety days thereafter. Grants are generally recommended by the Committee and all grants are subject to final approval by the Board. The Company’s historical practice had been to grant options to executive officers on or about January 1 of each year; however, the Board moved the award date for 2009 and future years to early February. In addition, grants are made at other times, in limited cases, for new hires, upon promotion or for other special recognition.
2009 Stock Option Grants
Option grants are made to executive officers, including the Named Executive Officers, on an annual basis. In 2009, annual grants of options described in the Table “Grants of Plan-Based Awards — Fiscal Year 2009” were made to the Named Executive Officers effective February 11, 2009, following the Committee and Board meetings held in January and February 2009. Other than a reduction in amount (noted above), there were no changes implemented by the Committee to the structure of the stock options awarded to the executive officers with respect to 2009.

Restricted Stock Awards
Restricted stock awards provide for financial gain derived from the value of the stock, including the potential appreciation in the stock price, from the date that the award is granted. Pursuant to the Company’s 2003 Stock Plan, restrictions on transferability of such shares may lapse based upon the passage of time and/or the achievement of specified performance goals. Under most circumstances, if at the time an individual’s employment with the Company is terminated, he or she holds shares of restricted stock pursuant to a restricted stock award, such “unvested” shares (that is, where the restrictions on transferability have not yet lapsed) are forfeited by the employee. Employees may satisfy tax withholding obligations triggered upon vesting of restricted stock by making an irrevocable election prior to the relevant vesting date to withhold shares of such stock with a fair market value equal to the minimum tax withholding obligation.
In December 2006, in accordance with the terms of the Company’s 2003 Stock Plan, and with reference to the work of PM&P, the Committee recommended, and the Board approved, a change in the terms of restricted stock awards made to executive officers, including the Named Executive Officers, beginning with grants made in January 2007, to include a performance-based component as well as a time-based vesting component, as described in more detail below. Prior to January 2007, vesting of restricted stock awards made to executive officers was solely time-based. This change was made to more closely align LTI grants to senior management with the Company’s achievement of longer-term financial objectives that enhance stockholder value. This affords executive officers the opportunity to earn higher awards for outstanding performance and reduced awards for less than planned financial performance. For 2009, in addition to the reduction of 20% in the aggregate value of the LTI awards to executive officers noted above, the Committee recommended, and the Board approved, that the restricted stock awards made to executive officers would be split between PRSAs and RSAs. The Committee recognized that particularly in volatile economic periods where financial performance of the Company may be both unpredictable and at least partially outside the control of the executive officers, an LTI program that depends wholly on attainment of an increased share price (exercise of options) and the financial performance of the Company (earning of PRSAs) may not achieve the intended dual goal of attraction and retention of superior talent. Accordingly, the Committee concluded that revising the LTI Plan to provide for 25% thereof to consist of RSAs (rather than having all of the restricted stock thereunder structured as PRSAs) that would be earned simply with the passage of years of service would further that goal. The Committee also considered the widespread use of RSAs by Peer Group companies in its decision.
Actual awards of restricted stock are established based on comparison to Peer Group data accumulated by PM&P. PRSAs are granted at a theoretical maximum amount based on a “stretch” metric equal to 200% of target performance. PRSAs can be earned based upon the Company’s achievement of the annual operating income growth target established by the Board of Directors prior to the grant date. The actual number of PRSAs earned will range from 0% to 200% of the grant value determined with reference to the 50th percentile of the Peer Group, 200% being the “theoretical maximum” number of PRSAs that can be earned (i.e., achievement of target performance with respect to any given year would result in cancellation of half of the initially awarded PRSAs). The amount of the grant earned for “threshold” performance will be 0, 100% for “target” performance, and 200% for “stretch” performance, which represents a significantly greater degree of difficulty over “target” performance and is dependent upon the Company’s ability to deliver growth well in excess of industry levels. In addition, any PRSAs so earned are subject to time-based, ratable vesting over a period of four years following the grant date, with the first time-based vesting date equal to the date the Board determines the amount actually earned, following completion of the fiscal year annual audit, and the second, third and fourth time-based vesting dates equal to the respective anniversary of the grant date.
All PRSAs granted with respect to 2009 were forfeited (see below) as a result of the Company’s financial performance.
The Company’s general practice is to grant restricted stock awards on or about February 11 of each year for executive officers and on or about March 1 for other employees of the Company, except in limited cases for new hires, upon promotion or for other special recognition. In the case of new hires, promotions or other special recognition, awards are proposed by management subject to Board approval at a scheduled Board meeting.

2009 Restricted Stock Awards
Restricted stock awards are made to executive officers, including the Named Executive Officers, on an annual basis. In 2009, restricted stock awards (described in the Table “Grants of Plan-Based Awards — Fiscal Year 2009”) were made by the Board to the Named Executive Officers, effective February 11, 2009, following deliberations of the Committee and Board. Restricted stock awards are granted with reference to Peer Group compensation data considered by the Committee on an annual basis. PRSAs were awarded in February 2009 at a theoretical maximum amount based on a “stretch” metric equal to 200% of target performance, subject to forfeiture based upon the 2009 audited financial results of the Company. The following table illustrates how the 2009 restricted stock awards granted to the Named Executive Officers were determined:

						Performance
						RSAs That
	Peer Comp				Performance	Would Vest @
	50th pctle				RSAs Awarded	Target
	discounted by	LTI Components			@ Stretch (200%	Performance
	20%*	25% RSAs	25% PRSAs	50% NQSOs	of Target)**	(100%)

Neugold	$848,000	$212,000	$212,000	$424,000	30,680	15,340
Carlson	$408,000	$102,000	$102,000	$204,000	14,761	7,381
Sharkey	$316,000	$79,000	$79,000	$158,000	11,433	5,717
Higinbotham	$400,000	$100,000	$100,000	$200,000	14,472	7,236
Dubois	$220,000	$55,000	$55,000	$110,000	7,959	3,980

*	For 2009, in light of economic conditions, the Board awarded LTI grants with a total value that was 80% of the 50th percentile of the Peer Group amount

**	Based on ATMI stock price at February 11, 2009 ($13.82)
For example, Mr. Neugold was awarded 30,680 PRSAs based on the potential of earning a theoretical maximum number of awards if stretch financial performance was achieved by the Company. At target performance, 15,340 PRSAs, equivalent to $212,000 of potential long-term incentive compensation, would be earned, subject to time-based vesting and 15,340 PRSAs would be forfeited. This amount represents one-quarter of the discounted peer group amount at the 50th percentile, $848,000, since 25% of target long-term incentives are composed of PRSAs, with the remainder being RSAs and non-qualified stock options (NQSOs). For the named executive officers, a target level equity component based on the 50th percentile of peer group comparables was used for setting LTI awards. For 2009, the Board discounted this amount by 20% in light of economic conditions, and as a result the total value of LTI awards to the named executive officers was 80% of the amount that was granted in 2008. In 2009, the Company had an operating loss, and as a result, all of the PRSAs granted in 2009 were forfeited.
Benefits
The Company’s executive officers, including the Named Executive Officers, participate in a variety of retirement, health and welfare and paid time-off benefits designed to enable the Company to attract and retain its employees in a competitive marketplace. The Company’s qualified 401(k) savings plan allows employees to contribute up to 50 percent of their cash compensation, up to the contribution limit imposed by the Tax Code—$16,500 up to 49 years of age and $22,000 with respect to employees 50 years and older for 2009—on a pre-tax basis. The Company provides a 100 percent match on the first 3 percent of employee contributions and a 50 percent match on the next 2 percent of employee contributions for a maximum matching contribution of 4 percent of compensation up to the Tax Code limit of $9,800 in 2009, which vests immediately. On June 5, 2009, the Company discontinued the matching of contributions, but the Company match was reinstated on October 9, 2009. Participants choose to invest their account balances from an array of investment options as selected by plan fiduciaries from time to time. Participants do not have an option to invest contributions in stock of the Company. Loans—and in-service distributions under certain circumstances such as a hardship, attainment of age 59 1/2 or a disability—are permitted.

The Company has no pension plans or supplemental retirement plans.
Perquisites
As described in the Summary Compensation Table, the Company provides cash reimbursement to executive officers, including the Named Executive Officers, pursuant to a senior executive perquisite policy for certain approved expenses, including expenses relating to the purchase or lease of a car; personal financial and tax planning; club dues and fees; supplemental disability, life, or health insurance; legal counseling; and other expenses of a similar nature. The perquisite allowance for executive officers is determined annually by the Committee with reference to competitive market data and is meant to provide an allowance for certain expenses, as described above, to reduce executive distraction with respect to such matters. The total available perquisite allowance pursuant to the policy for fiscal 2009 for Mr. Neugold was $25,000, and for each of Messrs. Carlson, Sharkey, Higinbotham, and Dubois, $10,000. Reimbursements are “grossed-up” for federal, state and local tax withholding. In addition, the Company paid fees and related expenses for a club membership used for both personal and business-related purposes for the Chief Executive Officer, which payment was also “grossed-up” for federal and state tax withholding.
Termination Payments
The Named Executive Officers who do not have employment agreements (see below under “Individual Employment Agreements”) are eligible to receive a payment upon termination of employment (for reasons other than individual performance), which payment may take into consideration the employee’s years of service and position, and in some cases, executive outplacement services. Although not obligated to do so, the Company may authorize additional payments in some circumstances at the Company’s discretion, as it deems necessary and advisable, as a result of negotiations with executives, especially where the Company desires the inclusion of particular additional terms, including nondisparagement, non-compete and non-solicitation provisions, in individual termination agreements. The Company may benefit further by requiring the inclusion of a general release in the termination agreement.
Individual Employment Agreements
The Company entered into employment agreements with Douglas A. Neugold, Daniel P. Sharkey and Timothy C. Carlson, effective January 1, 2005. Pursuant to the agreements, Mr. Neugold acts as President and Chief Executive Officer of the Company; effective September 2007, Mr. Sharkey acts as Executive Vice President, Business Development; and Mr. Carlson acts as Executive Vice President, Chief Financial Officer and Treasurer, in each case for certain annual base salaries. Salaries are subject to increase from time to time to take into account appropriate cost of living adjustments and general compensation increases based on performance and market practice, at the discretion of the Committee and the Board. Each of these employees is also eligible to receive additional compensation, including annual cash awards of performance-based incentive compensation at a level commensurate with his roles and responsibilities within the Company and grants of LTI awards, in each case at the discretion of the Committee and the Board.
In the case of Messrs. Neugold, Sharkey and Carlson, the employment agreements were for an initial term of two years, after which employment continues at will, subject to the continuation of certain terms and conditions of the agreements. Each of the employment agreements expires on the earliest to occur of the (i) death of the employee, (ii) termination of the agreement by the Company because of the incapacity of the employee, (iii) termination of the agreement by the Company with or without “cause” (as defined in such agreements), or (iv) termination of the agreement by the employee. Under the terms of the agreements, if the Company terminates the employee without cause, or if the employee terminates the agreement for “good reason” (as defined in such agreements), the Company will pay the employee (or his estate) his annual base salary then in effect for a period of 24 months after termination in the case of Mr. Neugold and for a period of 12 months after termination in the case of Messrs. Sharkey and Carlson. Assuming a termination without “cause” or for “good reason” effective December 31, 2009, such payments would have been $988,000, $303,000 and $300,000 for Messrs. Neugold, Sharkey and Carlson, respectively. In addition, the employee would be entitled to incentive compensation under any bonus plan then in effect (at the “target” level) and acceleration of vesting of LTI awards (at the “target” level for PRSAs). The Company will also provide the employee during such period with medical, dental, life and disability insurance benefits on the same basis the Company would have provided the benefits during such period had he continued to be an employee of the Company. Under the agreements, upon termination of employment, each of Messrs. Neugold, Sharkey and Carlson would be required to provide a release to the Company and will be subject to certain non-competition and non-solicitation restrictions (for two years, one year and one year, respectively).

“Cause” is generally defined under the agreements as illegal or wrongful conduct that is materially injurious to the Company, willful misconduct or gross neglect in the performance of his duties, or failure to adhere to Company policies. “Good Reason,” is generally defined (in accordance with Section 409A of the Tax Code) under the agreements as any non-consensual material reduction in the executive’s position, duties or authority; material reduction in base salary; material breach of the Company’s obligations; specified relocations; and failure of the Company to have any successor to all or substantially all of the business and properties of the Company assume all of the liabilities and obligations of the Company under the agreements (and, in each case, such situation is not cured by the Company during any applicable cure period).
Change in control. In order to retain executives and provide continuity of management in the event of an actual or threatened “change in control”, each employment agreement also provides that under certain circumstances, a termination following a “change in control” of the Company (including resignation by the employee for “good reason”) would result in the acceleration of vesting LTI awards (at the “target” level for PRSAs) granted to them; provided that in the case of restricted stock awards, to the extent that the vesting of all or some of such awards is not permitted under the relevant Stock Plan, in lieu thereof, the Company will pay the employee an amount in cash equal to the fair market value of those restricted stock awards that do not vest, as of the date of such termination of employment following such “change in control.” “Change in control” is defined under these agreements generally as (i) acquisition by any person or group of 25% or more of the outstanding Common Stock of the Company, (ii) certain business combinations, or (iii) the incumbent members of the Board ceasing to constitute at least a majority of the Board. In addition, the employees would be entitled to target bonuses under any bonus plans then in effect as if fully earned. Benefits payable under the agreements upon a “change in control” may subject the employee to an excise tax as “excess parachute payments” under Section 280G of the Tax Code. The Company (or its successor) will be obligated to reimburse the employee for all excise taxes paid, but the reimbursement will constitute an excess parachute payment and will be subject to further excise tax, which in turn will trigger further reimbursement by the Company. The Company will not be allowed to take a deduction for federal income tax purposes for the excess parachute payments.
The table below was prepared assuming a “change in control” occurred and each Named Executive Officer with an employment agreement was terminated on December 31, 2009 using the share price of the Company’s Common Stock as of that day. The amounts provided in the table below also assume that each Named Executive Officer terminated employment on such date elected continuation of medical and/or dental insurance benefits for the duration of the period of time permitted by the respective agreement.
Change in Control Payment and Benefit Estimates
December 31, 2009

Named Executive		Accelerated		Parachute Tax	COBRA
Officer and	Aggregate	Vesting: Stock	Accelerated	Gross-Up	Continuation
Principal Position	Severance Pay	Options	Vesting: RSAs	Payment (1)	Reimbursement	Total ($)
Douglas A. Neugold, Chief Executive Officer and President	$1,432,600	$263,621	$1,359,409	$—	$33,138	$3,088,768
Timothy C. Carlson, Executive Vice President, Chief Financial Officer and Treasurer	$465,000	$126,835	$572,453	$—	$16,569	$1,180,857
Daniel P. Sharkey, Executive Vice President, Business Development	$469,650	$98,237	$478,440	$—	$16,569	$1,062,896

(1)	Calculated in accordance with Section 280G of the Tax Code.

Compensation Committee Report
The Compensation Committee, comprised entirely of independent directors, reviewed and discussed the above Compensation Discussion and Analysis (CD&A) with the Company’s management. Based on the review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for 2009 and the Company’s 2010 proxy statement.
Robert S. Hillas, Chair
Mark A. Adley
C. Douglas Marsh
Cheryl Shavers
Summary of Compensation of Executive Officers
The following table reflects the compensation of the Named Executive Officers for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007 paid (base salary and other compensation), accrued (non-equity incentive compensation) or awarded (LTI awards) during the year. The Named Executive Officers are the Company’s Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers ranked in descending order by their total 2009 compensation in the table below. Amounts for all years shown in the table below for stock awards and stock options have been calculated in accordance with the SEC’s December 2009 amended Regulation S-K requirements, which is a different basis than was used in the Summary Compensation Table in the Company’s proxy statements in prior years.
SUMMARY COMPENSATION TABLE
FOR FISCAL YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

			Performance	Time-based
			Restricted	Restricted	Stock		Non-Equity
			Stock	Stock	Awards	Stock	Incentive Plan	All Other
Name and Principal			Awards	Awards	Total	Options	Compensation	Compensation	Total
Position	Year	Salary ($)	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)(7)

Douglas A. Neugold,	2009	$494,000	$0	$211,999	$211,999	$353,691	$115,000	$69,249	$1,243,939
Chief Executive	2008	$494,000	$0	$0	$0	$413,369	$90,000	$65,949	$1,063,318
Officer and President	2007	$493,269	$466,775	$0	$466,775	$414,332	$250,921	$74,507	$1,699,804

Timothy C. Carlson,	2009	$300,000	$0	$102,005	$102,005	$170,171	$70,000	$21,742	$663,918
Executive Vice President,	2008	$300,000	$0	$0	$0	$198,880	$60,000	$23,788	$582,668
Chief Financial Officer	2007	$255,846	$110,093	$0	$110,093	$97,725	$121,392	$25,938	$610,994
and Treasurer

Tod A. Higinbotham,	2009	$316,000	$0	$100,002	$100,002	$166,835	$55,000	$23,809	$661,646
Executive Vice President,	2008	$316,000	$0	$0	$0	$218,388	$35,000	$23,949	$593,337
Process Solutions	2007	$296,962	$176,143	$0	$176,143	$156,344	$149,335	$24,179	$802,963

Daniel P. Sharkey,	2009	$303,000	$0	$78,995	$78,955	$131,801	$45,000	$24,756	$583,552
Executive Vice President,	2008	$303,000	$0	$0	$0	$154,037	$27,000	$24,548	$508,585
Business Development	2007	$302,577	$176,143	$0	$176,143	$156,344	$85,826	$26,591	$747,481

Lawrence H. Dubois,	2009	$295,000	$0	$55,004	$55,004	$91,757	$40,000	$24,088	$505,849
Senior Vice President and	2008	$295,000	$0	$0	$0	$107,238	$33,000	$83,537	$518,775
Chief Technology Officer

(1)
All PRSAs awarded for 2009 and 2008 were forfeited based on Company performance. The numbers of PRSAs and the values thereof actually earned in 2007 by the Named Executive Officers were: 1,649 ($50,343) to Mr. Neugold; 389 ($11,876) to Mr. Carlson; and 622 ($18,989) to each of Messrs. Sharkey and Higinbotham (all values based on the last reported sale price of our Common Stock on the NASDAQ Global Select Market, which was $30.53 on December 29, 2006, since the market was closed on January 2, 2007, the grant date). The amounts in this column reflect the grant date fair value of PRSAs, calculated in accordance with applicable accounting guidance, awarded on February 11, 2009, January 2, 2008, and January 2, 2007, respectively, based upon the last reported sale price of our common stock on the NASDAQ Global Select Market on February 11, 2009 ($13.82), January 2, 2008 ($31.29), and December 29, 2006 ($30.53) (since the market was closed on January 2, 2007), respectively. The amount earned for threshold performance or below is zero. In 2009, the maximum amount that could have been earned based on stretch performance would have been: 30,680 ($423,998) to Mr. Neugold; 14,761 ($203,997) to Mr. Carlson; 14,472 ($200,003) to Mr. Higinbotham; 11,433 ($158,004) to Mr. Sharkey; and 7,959 ($109,993) to Mr. Dubois. PRSAs granted in 2009, 2008 and 2007 were subject to forfeiture based on Company performance as previously described; if earned, such PRSAs are also subject to time-based vesting.

The grant date fair value of PRSAs awarded in 2009 and 2008 was zero based on the probable outcome of the performance conditions, calculated in accordance with applicable accounting guidance. The grant date fair value of PRSAs awarded in 2007 was approximately 88% of the target award amount based on the probable outcome of the performance conditions, calculated in accordance with accounting guidance.

(2)
The amounts in this column reflect the grant date fair value of RSAs, calculated in accordance with applicable accounting guidance, awarded on February 11, 2009, based upon the last reported sale price of our common stock on the NASDAQ Global Select Market on February 11, 2009 ($13.82).

(3)
The amounts in this column reflect the total of the previous two columns (Performance Restricted Stock Awards and Time-based Restricted Stock Awards) and are presented separately to enhance understanding. If the Company were to declare a dividend on its Common Stock, with respect to any restricted stock awards not vested at the time of payment, such dividend would be deposited with the Company or a custodian designated by the Company and held in respect of such restricted stock awards for the benefit of the holder until restrictions on the shares lapse. The Company has never paid dividends on shares of its Common Stock.

(4)
Option grants were awarded by the Compensation Committee on February 11, 2009, January 2, 2008, and January 2, 2007, respectively, and are valued above at their grant date fair value computed in accordance with applicable accounting guidance using Black-Scholes-Merton option pricing assumptions. The assumptions used for purposes of calculating the Black-Scholes-Merton value of these options were as follows: expected life (7.2 years for 2009; 6.7 years for 2008; 6.3 years for 2007); expected volatility (41.4% for 2009; 36.0% for 2008; 32.3% for 2007); risk-free rate of return (2.2% in 2009; 3.6% in 2008; 4.6% in 2007); and dividend yield (0% in all three years), which yielded a value of approximately $6.44 per option share in 2009, $13.68 per option share in 2008 and $12.68 per option share in 2007. Such option grants vest ratably over a four-year period on each anniversary date following the date of grant, expire on the tenth anniversary of the grant date and have an exercise price equal to the fair market value of the Common Stock at the close of business on February 11, 2009 ($13.82); January 2, 2008 ($31.29); and December 29, 2006 ($30.53) since the market was closed on January 2, 2007. The number of options granted on February 11, 2009, that are reflected in the table, were as follows: 54,921 to Mr. Neugold; 26,424 to Mr. Carlson; 25,906 to Mr. Higinbotham; 20,466 to Mr. Sharkey; and 14,248 to Mr. Dubois.

(5)	These amounts represent incentive compensation awards paid related to the achievement of certain financial and strategic objectives for fiscal years 2009, 2008 and 2007.

(6)
These amounts are further detailed in the table below, and include certain fees, related expenses and cash reimbursements pursuant to a senior executive perquisite program for certain approved expenses (see below), matching contributions from the Company’s 401(K) plan, and certain taxable relocation expenses. Reimbursements pursuant to the senior executive perquisite program and for allowable relocation expenses are “grossed-up” for federal, state and local tax withholding, which gross-up amounts are shown below.

For fiscal years 2009, 2008 and 2007, the total amounts for each category are set forth below.

(7)	The amounts in this column with respect to 2007 do not take into account the forfeiture of PRSAs, as described in footnote 1 above.

ALL OTHER COMPENSATION 2009, 2008 AND 2007

							Taxable
							Move	Life and
		Perquisites	Tax	Dues &	Spousal	401(k)	Reimbur	LTD
Name	Year	(1)	Reimbursements	Fees	Travel	Match	sement	Insurance	Total ($)
Douglas A. Neugold	2009	$25,000	$19,100	$15,349	$—	$9,800	$—	$—	$69,249
	2008	$25,000	$18,646	$13,103	$—	$9,200	$—	$—	$65,949
	2007	$25,000	$15,812	$19,667	$5,028	$9,000	$—	$—	$74,507

Timothy C. Carlson	2009	$10,000	$4,588	$—	$—	$7,154	$—	$—	$21,742
	2008	$10,000	$4,588	$—	$—	$9,200	$—	$—	$23,788
	2007	$10,000	$5,958	$—	$980	$9,000	$—	$—	$25,938

Tod A. Higinbotham	2009	$10,000	$4,942	$—	$—	$8,867	$—	$—	$23,809
	2008	$10,000	$4,749	$—	$—	$9,200	$—	$—	$23,949
	2007	$10,000	$5,179	$—	$—	$9,000	$—	$—	$24,179

Daniel P. Sharkey	2009	$10,000	$4,588	$—	$—	$9,471	$—	$697	$24,756
	2008	$10,000	$4,588	$—	$—	$9,200	$—	$760	$24,548
	2007	$10,000	$4,620	$—	$2,211	$9,000	$—	$760	$26,591

Lawrence H. Dubois	2009	$10,000	$4,599	$—	$—	$9,489	$—	$—	$24,088
	2008	$10,000	$26,162	$—	$—	$9,200	$38,175	$—	$83,537

(1)
The perquisite amounts for 2009 shown above were applied as follows: personal club and automobile expenses, and insurance for Mr. Neugold; club expenses and insurance for Mr. Carlson; automobile expenses for Mr. Sharkey; automobile expenses, insurance and health/fitness expenses for Mr. Higinbotham; and automobile expenses, insurance and health/fitness expenses for Dr. Dubois.

Grants of Plan-Based Awards
The following table provides certain information in connection with the value of awards for fiscal year 2009 under the annual incentive and LTI compensation programs. Actual amounts earned for 2009 with respect to annual incentive awards appear in the Summary Compensation Table above under Non-Equity Incentive Plan Compensation. The following table also provides information on the grant date fair value of stock options and restricted stock awards during 2009 to the Named Executive Officers. There can be no assurance that the grant date fair value of restricted stock awards and option awards will ever be realized. All restricted stock awards were granted from the 2003 Stock Plan and all stock options were granted from the 2000 and 2003 Stock Plans.

GRANTS OF PLAN-BASED AWARDS

								Exercise or
						All Other Stock		Base Price of
						Awards:	Numbers of	Option Awards	Grant Date
						Number of	Securities	/ Market Price	Fair Value of
		Board	Estimated Possible Payouts Under Non-Equity			Shares of	Underlying	on Grant Date	Stock and
		Approval	Incentive Plan Awards (1)			Restricted Stock	Options (#)	of Stock	Option Awards
Name	Grant Date	Date	Threshold ($)	Target ($)	Maximum($)	(#)(2)	(3)	Awards ($/sh)	(4)
Douglas A. Neugold	2/11/2009	2/3/2009						$13.82	$211,999
	2/11/2009	2/3/2009	$—	$444,600	$889,200	46,020	54,921	$13.82	$353,691

Timothy C. Carlson	2/11/2009	2/3/2009						$13.82	$102,005
	2/11/2009	2/3/2009	$—	$165,000	$330,000	22,142	26,424	$13.82	$170,171

Tod A. Higinbotham	2/11/2009	2/3/2009						$13.82	$100,002
	2/11/2009	2/3/2009	$—	$173,800	$347,600	21,708	25,906	$13.82	$166,835

Daniel P. Sharkey	2/11/2009	2/3/2009						$13.82	$78,995
	2/11/2009	2/3/2009	$—	$166,650	$333,300	17,149	20,466	$13.82	$131,801

Lawrence H. Dubois	2/11/2009	2/3/2009						$13.82	$55,004
	2/11/2009	2/3/2009	$—	$147,500	$295,000	11,939	14,248	$13.82	$91,757

(1)
Actual cash awards for fiscal year 2009 (paid in February 2010) under the annual incentive compensation program are included in the Summary Compensation Table for the fiscal year ended December 31, 2009, under “Non-Equity Incentive Plan Compensation.” Such awards were subject to performance-based conditions. For further explanation, see “Compensation and Other Information Concerning Officers and Directors—Compensation Discussion and Analysis—The Elements of the Company’s Total Compensation Program—Annual Incentive Compensation Awards.”

(2)
Amounts shown above represent the total number of shares of restricted stock awarded, including the maximum number of PRSAs that could have been earned; in fact, all of such PRSAs were forfeited. See footnote 1 to the Summary Compensation Table above for further discussion of the 2009 PRSAs forfeited.

(3)	Options granted vest ratably on each anniversary date over the four-year period following the grant date and expire on the tenth anniversary of the grant date.

(4)	Stock options granted on February 11, 2009 had a per option value of $6.44 (calculated in accordance with applicable accounting guidance).

Outstanding Equity Awards at Fiscal Year-End
The following table shows the number of shares covered by exercisable and unexercisable options and unvested restricted stock awards (RSAs and PRSAs) held by the Company’s Named Executive Officers as of December 31, 2009.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009

	Stock Options					Restricted Stock Awards (1)
	Number of	Number of
	Securities	Securities			Option	Number of
	Underlying	Underlying			Expiration	Shares or Units of		Market Value of
	Unexercised	Unexercised			Date	Restricted Stock		Restricted Stock
	Options (#)	Options (#)		Option	(10 years from grant	Awards That Have		Awards That Have
Name	Exercisable	Unexercisable		Exercise Price ($)	date)	Not Vested (#)		Not Vested ($)
Douglas A. Neugold	35,000			$33.06	1/1/2010
	40,000			$23.85	1/1/2012
	60,000			$18.52	1/1/2013
	29,169			$23.40	1/2/2014
	30,000			$21.87	1/3/2015
	17,053	(2)	5,685	$28.86	1/3/2016
	16,338	(3)	16,338	$30.53	1/2/2017
	7,554	(5)	22,663	$31.29	1/2/2018
	—	(6)	54,921	$13.82	2/11/2019
						(7)	17,500	$325,850
						(8)	8,663	$161,305
						(9)	825	$15,362
						(12)	30,680	$571,262
						(13)	15,340	$285,631

Totals	235,114		99,607				73,008	$1,359,409

Timothy C. Carlson	5,000			$18.52	1/1/2013
	7,500			$23.40	1/2/2014
	10,098			$21.87	1/3/2015
	6,821	(2)	2,274	$28.86	1/3/2016
	3,853	(3)	3,854	$30.53	1/2/2017
	3,634	(5)	10,904	$31.29	1/2/2018
	—	(6)	26,424	$13.82	2/11/2019
						(7)	1,942	$36,160
						(8)	3,465	$64,518
						(9)	195	$3,631
						(11)	3,000	$55,860
						(12)	14,761	$274,850
						(13)	7,381	$137,434

Totals	36,906		43,456				30,744	$572,453

Tod A. Higinbotham	25,000			$16.38	3/1/2011
	8,500			$23.85	1/1/2012
	6,000			$18.80	2/28/2013
	12,500			$23.40	1/2/2014
	14,426			$21.87	1/3/2015
	8,526	(2)	2,843	$28.86	1/3/2016
	6,165	(3)	6,165	$30.53	1/2/2017
	3,991	(5)	11,973	$31.29	1/2/2018
	—	(6)	25,906	$13.82	2/11/2019
						(7)	2,774	$51,652
						(8)	4,332	$80,662
						(9)	310	$5,772
						(11)	2,000	$37,240
						(12)	14,472	$269,469
						(13)	7,236	$134,734

Totals	85,108		46,887				31,124	$579,529

	Stock Options					Restricted Stock Awards (1)
	Number of	Number of
	Securities	Securities			Option	Number of
	Underlying	Underlying			Expiration	Shares or Units of		Market Value of
	Unexercised	Unexercised			Date	Restricted Stock		Restricted Stock
	Options (#)	Options (#)		Option	(10 years from grant	Awards That Have		Awards That Have
Name	Exercisable	Unexercisable		Exercise Price ($)	date)	Not Vested (#)		Not Vested ($)
Daniel P. Sharkey	25,000			$33.06	1/1/2010
	5,000			$40.13	4/3/2010
	25,000			$18.25	1/2/2011
	20,000			$23.85	1/1/2012
	30,000			$18.52	1/1/2013
	19,446			$23.40	1/2/2014
	19,042			$21.87	1/3/2015
	9,003	(2)	3,002	$28.86	1/3/2016
	6,165	(3)	6,165	$30.53	1/2/2017
	2,815	(5)	8,445	$31.29	1/2/2018
	—	(6)	20,466	$13.82	2/11/2019
						(7)	3,662	$68,186
						(8)	4,574	$85,168
						(9)	310	$5,772
						(12)	11,433	$212,882
						(13)	5,716	$106,432

Totals	161,471		38,078				25,695	$478,440

Lawrence H. Dubois	7,500	(4)	7,500	$30.77	11/1/2017
	1,959	(5)	5,880	$31.29	1/2/2018
	—	(6)	14,248	$13.82	2/11/2019
						(10)	7,500	$139,650
						(12)	7,959	$148,197
						(13)	3,980	$74,108

Totals	9,459		27,628				19,439	$361,955

(1)
If the Company were to declare a dividend on its Common Stock with respect to any restricted stock awards not vested at the time of payment such dividend would be deposited with the Company or a custodian designated by the Company and held in respect of such awards for the benefit of the holder until the restrictions on such shares lapse. The Company has never paid dividends on shares of its Common Stock. The market value of shares that have not vested is based upon the last reported sale price of the Common Stock on the NASDAQ Global Select Market on December 31, 2009 ($18.62).

(2)	Options granted on January 3, 2006, are exercisable in 25% annual increments beginning January 3, 2007.

(3)	Options granted on January 2, 2007, are exercisable in 25% annual increments beginning January 2, 2008.

(4)	Options granted on November 1, 2007, are exercisable in 25% annual increments beginning November 1, 2008.

(5)	Options granted on January 2, 2008, are exercisable in 25% annual increments beginning January 2, 2009.

(6)	Options granted on February 11, 2009, are exercisable in 25% annual increments beginning February 11, 2010.

(7)	Restrictions on awards granted January 3, 2005, lapse 50% on January 3, 2008, and 25% on each of January 3, 2009 and January 3, 2010.

(8)	Restrictions on awards granted January 3, 2006, lapse 50% on January 3, 2009, and 25% on each of January 3, 2010 and January 3, 2011.

(9)
Represents unvested portion of PRSAs earned (granted on January 2, 2007) as a result of the Company’s actual operating income performance. These awards are subject to further time-based, ratable vesting, consistent with the vesting schedule for PRSAs, over a remaining period of two years. Restrictions on these awards lapse 50% on January 2, 2010, and 50% on January 2, 2011.

(10)	Restrictions on awards granted November 1, 2007, lapse 50% on November 1, 2010, and 25% on each of November 1, 2011 and November 1, 2012.

(11)	Restrictions on awards granted November 6, 2007, lapse 50% on November 6, 2010, and 25% on each of November 6, 2011 and November 6, 2012.

(12)	On January 27, 2010, the Board declared that all of such PRSAs were forfeited based on 2009 consolidated financial results.

(13)	Restrictions on awards granted February 11, 2009, lapse 50% on February 11, 2012, and 25% on each of February 11, 2013 and February 11, 2014.

Option Exercises and RSAs Vested
The table below shows the number of shares of the Company’s Common Stock acquired during 2009 upon the exercise of stock options by Named Executive Officers and the vesting of RSAs during 2009.
OPTION EXERCISES AND RSAs VESTED

	Stock Options		RSAs
	Number of		Number of
	Shares		Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise (#)	on Exercise ($)	Vesting	on Vesting ($)
Douglas A. Neugold	0	$0	28,615	$465,550
Timothy C. Carlson	0	$0	6,379	$103,829
Daniel P. Sharkey	0	$0	9,753	$158,751
Tod A. Higinbotham	0	$0	8,136	$132,405
Lawrence H. Dubois	0	$0	0	$0
Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans as of December 31, 2009. All outstanding awards relate to our Common Stock. For additional information about our equity compensation plans, see Note 13 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009.

			Number of securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a)) (1)
	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,195,526	$24.68	1,143,566

Equity compensation plans not approved by security holders	0	0	0

Total	2,195,526	$24.68	1,143,566

(1)
The number of securities remaining available for future issuance under each of the Company’s 2000 and 2003 Stock Plans is 101,069; and 772,589, respectively. The number of securities remaining available for future issuance under the Company’s 1998 Employee Stock Purchase Plan, which allows eligible employees of the Company an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, is 269,995. The Company’s 2000 Stock Plan provides for the grant of incentive stock options, non-qualified stock options, or stock appreciation rights. The Company’s 2003 Stock Plan provides for the grant of incentive stock options, non-qualified options, stock appreciation rights, or restricted stock.

Director Compensation
Components of Non-Employee Director Compensation
The Board believes that providing competitive compensation is necessary to attract and retain qualified non-employee directors. Non-employee director compensation is determined by the Board based on Company performance as well as recommendations developed by the Compensation Committee after reviewing overall compensation practices of the Peer Group and other relevant comparable companies. The key elements of non-employee director compensation are a retainer, committee service and chair fees and equity-based grants. It is the Board’s practice to provide a mix of cash and equity-based compensation that it believes aligns the interests of the Company’s directors and its stockholders.

No director who is an employee of the Company is compensated for services as a member of the Board of Directors. Each of the Company’s directors who is not an employee of the Company receives the following compensation (payable in the first quarter of the calendar year for which the fees are due), which is payable in “deferred stock units” or cash (except for the equity compensation):
•	An annual retainer of $40,000.

•	An annual fee of $15,000 to the Chairman of the Board.

•	An annual fee to each member of the Audit Committee and to its Chair of $10,000 and $15,000, respectively.

•	An annual fee to each member of the Compensation Committee and to its Chair of $5,000 and $10,000, respectively.

•	An annual fee to each member of the Corporate Governance and Nominating Committee and to its Chair of $7,500 and $15,000, respectively.

•	An annual fee to each member of the Technology Committee and to its Chair of $5,000 and $10,000, respectively.

•
Annual equity compensation with a value of approximately $100,000 (reduced from $125,000 in 2008 in response to an anticipated decline in revenue for 2009) divided equally between non-qualified stock option grants (using a Black-Scholes-Merton valuation model for a 10-year option) and RSAs. Such options vest on the first anniversary of the date of grant, expire on the tenth anniversary of the grant date and have an exercise price equal to the last reported sale price of our Common Stock on the NASDAQ Global Select Market on the grant date. Restrictions on RSAs granted to non-employee directors lapse on a straight-line basis on each anniversary of the award date over a three-year period.

Fiscal 2009 Compensation
The following table reflects compensation for each member of the Board (with the exception of Mr. Neugold, Chief Executive Officer, President and Director, whose aggregate compensation is described above together with the Company’s other Named Executive Officers; Mr. Neugold does not receive any compensation for his service as a director) for the fiscal year ended December 31, 2009.

	Fees Earned or			All Other
	Paid in Cash	Stock Awards	Stock Options	Compensation
Name	($)(1)	($)(2)	($)(3)	($)(4)	Total ($)

Mark A. Adley (5)	$60,000	$50,000	$41,712	$—	$151,712
Eugene G. Banucci, Ph.D. (6)	$60,000	$50,000	$41,712	$—	$151,712
Frederick C. Flynn, Jr. (7)	$55,000	$50,000	$41,712	$—	$146,712
Robert S. Hillas (8)	$60,000	$50,000	$41,712	$—	$151,712
Stephen H. Mahle (9)	$62,500	$50,000	$41,712	$—	$154,212
C. Douglas Marsh (10)	$52,500	$50,000	$41,712	$—	$144,212
Cheryl L. Shavers, Ph.D. (11)	$55,000	$50,000	$41,712	$—	$146,712

(1)
Messrs. Adley, Hillas, Mahle and Marsh elected to defer receipt of annual retainers and fees for Board and Committee service for 2009 into “deferred stock accounts” (see below under “Deferral of Retainer and Fees for Committee Service”). Dr. Banucci, Mr. Flynn and Dr. Shavers elected to receive such annual retainer and fees in cash.

(2)
These amounts reflect the aggregate grant date fair value of stock awards granted on February 11, 2009, calculated in accordance with applicable accounting guidance. The grant date fair value of RSAs granted on February 11, 2009 was $13.82 per share. Because Messrs. Adley, Banucci, Hillas, Mahle and Marsh are retirement eligible under the 2003 Stock Plan, the compensation expense associated with their 2009 awards is being recognized over a one-year period, which represents the minimum period they must serve as a director following the grant date of the award in order to trigger the retirement provision, rather than the award’s three-year vesting period. There can be no assurance that these amounts will ever be realized.

(3)
These amounts reflect the aggregate grant date fair value of stock options granted on February 11, 2009, calculated in accordance with applicable accounting guidance. The fair value as of the grant date for options is recognized on a straight-line basis over the number of months of service required for the grant to become non-forfeitable. The grant date fair value of options granted on February 11, 2009 was $6.44 per share. There can be no assurance that these amounts will ever be realized.

(4)	The Company reimburses directors for travel expenses of their spouses accompanying the directors to one Board meeting per year, when applicable. In 2009, there were no such expenses.

(5)
Mr. Adley is Chair of the Corporate Governance and Nominating Committee and a member of the Compensation Committee. Mr. Adley also serves as the lead independent director of the Board of Directors. The aggregate number of unvested RSAs and of unexercised options at the end of fiscal 2009 held by Mr. Adley was 6,756 and 65,520, respectively.

(6)	Dr. Banucci is Chairman of the Board. The aggregate number of unvested RSAs and of unexercised options at the end of fiscal 2009 held by Dr. Banucci was 6,962 and 184,106, respectively.

(7)	Mr. Flynn was Chair of the Audit Committee during 2009. The aggregate number of unvested RSAs and of unexercised options at the end of fiscal 2009 held by Mr. Flynn was 6,756 and 22,920, respectively.

(8)
Mr. Hillas is a member of the Audit Committee and Chair of the Compensation Committee. The aggregate number of unvested RSAs and of unexercised options at the end of fiscal 2009 held by Mr. Hillas was 6,756 and 42,603, respectively.

(9)
Mr. Mahle is a member of the Audit Committee, Corporate Governance and Nominating Committee and Technology Committee. On March 1, 1996, upon Mr. Mahle’s appointment to the Board, the Board granted to him a non-qualified stock option to purchase an aggregate of 22,500 shares at an exercise price of $10.50 as compensation for his service to the Company as a Director. That option expired on March 1, 2006 with a total net unrealized value of approximately $468,000 as of the expiration date. Mr. Mahle, through an administrative oversight, failed to exercise the option prior to the expiration date. The Board of Directors made a special RSA as compensation for Mr. Mahle’s 10 years of service to the Company. The market value of the RSA was approximately $457,950, based upon the last reported sale price of the Company’s Common Stock on the NASDAQ Global Select Market on April 17, 2006, or $30.53 per share. Restrictions on the award lapsed on a straight-line basis on each anniversary of the award date over a three-year period. The aggregate number of unvested RSAs and of unexercised options at the end of fiscal 2009 held by Mr. Mahle was 6,756 and 42,603, respectively.

(10)
Mr. Marsh is a member of the Compensation Committee and of the Corporate Governance and Nominating Committee. The aggregate number of unvested RSAs and of unexercised options at the end of fiscal 2009 held by Mr. Marsh was 6,756 and 42,603, respectively.

(11)
Dr. Shavers is Chair of the Technology Committee and a member of the Compensation Committee. The aggregate number of unvested RSAs and of unexercised options at the end of fiscal 2009 held by Dr. Shavers was 6,756 and 22,323, respectively.

Deferral of Board Retainer and Fees for Committee Service
Non-employee directors may elect to defer receipt of the annual Board retainer and fees for Committee service, if any, at the beginning of the year into individual “deferred stock accounts,” pursuant to the Company’s Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 1998 Stock Plan, now expired and replaced by the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan (the “Program”). Such accounts are established at the time of deferral and are equivalent to deferred stock units of the Company’s Common Stock valued at the closing price of such Common Stock at the time of deferral. The deferred stock units are converted into shares of the Company’s Common Stock upon a non-employee director’s separation from service as a director of the Company and in certain very limited circumstances where the Compensation Committee, in its sole discretion, makes a finding that continued deferral would result in severe financial hardship as a result of an “unforeseeable emergency” under Section 409A of the Tax Code. No such finding has been made to date by the Compensation Committee under the Program.
Change in Control
There are no “change in control” agreements in place for non-employee directors. However, pursuant to the forms of option grant and RSA agreements for non-employee directors effective for grants and awards made after January 1, 2005, in the event that any non-employee director’s service is terminated in connection with a “change in control” of the Company, all such options and RSAs held by non-employee directors that are not vested shall be immediately accelerated as of the effective date of such termination; provided that in the case of RSAs, to the extent that the vesting of all or some of such unvested RSA is not permitted under the relevant Stock Plan, in lieu thereof, the Company shall become obligated to pay such directors an amount in cash equal to the fair market value of those RSAs that do not vest as of the date of such termination following a “change in control.” Assuming a termination upon a “change in control” on December 31, 2009, the non-employee directors would receive a cash payment related to such RSAs of $104,123, $83,231, $104,1239, $104,123, $104,123, $104,123 and $104,123 in the case of Messrs. Adley, Banucci, Flynn, Hillas, Mahle, Marsh and Dr. Shavers, respectively. In any case, pursuant to the terms of the relevant Stock Plan and relevant grant and award agreements, the Board of Directors of the Company (or a successor) would be prohibited from terminating or amending any Stock Plan of the Company or any grant of benefits under such Stock Plan in a way that would adversely affect any rights under benefits already granted without the consent of the holders of such benefits (including any director).
Vesting of RSAs and Stock Options upon Death, Disability, or Retirement
In the event that a non-employee director’s service as a director of the Company otherwise terminates by reason of such director’s death, disability, or retirement, the form of RSA agreement in effect as of January 1, 2005 and thereafter for non-employee directors provides that any unvested RSAs shall not be forfeited, but shall continue to vest in accordance with the original vesting schedule. Under most circumstances, with respect to unvested stock options, in the event that a non-employee director’s service as a director of the Company otherwise terminates by reason of such director’s death, disability, or retirement, such options shall terminate.
Other Arrangements
There are no other arrangements pursuant to which any of the Company’s independent directors were compensated for any service provided as a director during fiscal 2009.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORT OF THE AUDIT COMMITTEE
Fees Billed by Independent Registered Public Accounting Firm for Fiscal 2009 and 2008
The following table presents fees for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the Company’s consolidated financial statements and the Company’s internal control over financial reporting for fiscal 2009 and 2008 and fees billed for audit-related services, tax services and all other services rendered by E&Y for fiscal 2009 and 2008.

	Fiscal 2009	Fiscal 2008
	(in thousands)

(1) Audit fees (a)	$1,153	$1,367
(2) Audit-related fees	$—	$—
(3) Tax fees (b)	$153	$198
(4) All other fees (c)	$7	$37

TOTAL	$1,313	$1,602

(a)
For the audit of the Company’s annual financial statements, the audit of the Company’s internal control over financial reporting, the reviews of the financial statements included in the Company’s reports on Form 10-Q and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	For tax advice and tax planning.

(c)	Includes fees related to works council reviews in Belgium and online accounting resource materials.
Pre-approval of Audit and Non-Audit Services
Under the Audit and Non-Audit Services Pre-Approval Policy, as adopted by the Audit Committee in 2007, the Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm.
The policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent registered public accounting firm. The policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.
Each year, the Audit Committee is asked to pre-approve the engagement of the independent registered public accounting firm and the projected fees, for audit services, audit-related services (assurance and related services that are reasonably related to the performance of the independent registered public accounting firm’s review of the financial statements or that are traditionally performed by the independent registered public accounting firm) and tax services (such as tax compliance, tax planning and tax advice) for the following year.
The fee amounts are generally approved and are updated to the extent necessary at the regularly scheduled meetings of the Audit Committee throughout the year. Additional pre-approval is required before actual fees for any service can exceed the originally pre-approved amount.
If the Company wishes to engage the independent registered public accounting firm for other services that are not considered subject to general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees. Additional pre-approval is required before any fees can exceed those fees approved for any such specifically approved services.
If the Company wishes to engage the independent registered public accounting firm for additional services that have not been generally pre-approved as described above, then such engagement is presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. If the timing of the project requires an immediate decision, then the Company may ask the Chair of the Audit Committee to pre-approve such engagement. Any such pre-approval by the Chair is then reported to the other Committee members at the next regularly scheduled Audit Committee meeting. In any event, pre-approval of any engagement by the Audit Committee or the Chair of the Audit Committee is required before the independent registered public accounting firm may commence any engagement.

In 2009 and 2008, there were no fees paid to E&Y under a “de minimis” exception to the rules that waives pre-approval for certain non-audit services.
The Audit Committee monitored the activities and performance of E&Y, including the audit scope, audit fees, auditor independence matters and the extent to which E&Y was retained to perform non-audit services. In its review of non-audit service fees, the Audit Committee considered, among other things, the possible effect of the performance of such services on E&Y’s independence. After discussion with management and E&Y, the Audit Committee determined the audit and non-audit services provided by E&Y to have been consistent with maintaining its independence.
Report of the Audit Committee
The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on such financial statements. The Audit Committee monitors these processes through periodic meetings with management and the independent registered public accounting firm.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Committees,” as currently in effect.
In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management, and the Audit Committee has received from the independent accountants the written disclosures and letter required by Rule 3526 of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.
The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met periodically with the director of internal audit and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company for the year ended December 31, 2009, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.
Frederick C. Flynn, Jr., Chair
Robert S. Hillas
Stephen H. Mahle

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Transactions with Related Persons
The Company recognizes that certain relationships with outside firms can present potential or actual conflicts of interest. Accordingly, as part of its business code of conduct, the Company has a written policy that requires directors, executive officers and employees to disclose any relationship, outside activity or financial interest that may present a possible conflict of interest or the appearance of a conflict.
In accordance with its charter, the Audit Committee reviews and has prior approval authority for transactions with related persons. In addition, the Company has adopted a written policy and procedures for review, approval and monitoring of transactions involving the Company and “related persons” (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Company’s outstanding Common Stock) to ensure that all such transactions are conducted at “arm’s length” and in the best interests of the Company and are identified, reported and approved in a timely manner. Details of the policy are as follows:
•	Proposed related person transactions must be communicated to the Chief Financial Officer or Corporate Controller of the Company.
•
For any transaction in excess of $1,000, a competitive bid must be obtained before the related person transaction is initiated, provided the rates or charges involved are determined by competitive bids.

•
All related person transactions must be recommended for approval by the Chief Financial Officer to ensure only “arm’s length” related person transactions that are in the best interests of the Company are consummated.

•
The Chief Financial Officer and Corporate Controller are responsible for communicating all related person transactions to the Audit Committee of the Board, which is responsible for approving all related person transactions, and for ensuring proper disclosure (per the Audit Committee charter).

Directors and executive officers also complete an annual written questionnaire which includes questions on their relationships, including those of their immediate family members, with outside firms. They are required to promptly update the Company as to any change in the information provided by them in the questionnaire.
No relationships have been reported to the Audit Committee by the executive officers or directors of the Company that require disclosure under applicable regulations.
OTHER MATTERS
The Board of Directors knows of no other matters to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.

ADDITIONAL INFORMATION
“Householding” of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810.
The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2009, the proxy statement and the Notice of Annual Meeting of Stockholders to a stockholder at a shared address to which a single copy of such documents was delivered. Stockholders may make such request in writing, directed to Investor Relations, ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810 or by calling us at (203) 794-1100.
Advance Notice Procedures
Under our Bylaws, any stockholder of record of the Company may nominate candidates for election to the Board of Directors, or present other business at an annual meeting, if a written notice is delivered to the Secretary of the Company at the Company’s principal executive offices not less than 60 days, nor more than 90 days, prior to the first anniversary of the preceding year’s annual meeting—that is, with respect to the annual meeting of stockholders in 2011, between February 25 and March 28, 2011. Such written notice must set forth:
•
As to the stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of the stockholder, and of any holder of record of the stockholder’s shares as they appear on the Company’s books, (ii) the class and number of shares of the Company which are owned by the stockholder (beneficially and of record) and owned by any holder of record of the stockholder’s shares, as of the date of the stockholder’s notice, and a representation that the stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iii) any material interest of the stockholder in such business or nomination, (iv) a description of any agreement, arrangement or understanding with respect to such business or nomination between or among the stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, the stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the stockholder or any of its affiliates or associates with respect to shares of stock of the Company, and a representation that the proponent will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (vi) a representation that the stockholder is a holder of record or beneficial owner of shares of the Company entitled to vote at the annual meeting and intends to appear in person or by proxy at the meeting to propose such business, and (vii) a representation whether the stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding shares required to approve the proposal and/or otherwise to solicit proxies from stockholders in support of the proposal;

•
As to any business other than nomination of a director or directors, that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting (which shall include, without limitation, copies of any resolutions proposed to be passed at the meeting and copies of any proposed amendments to the Certificate of Incorporation or Bylaws of the Company), the reasons for conducting such business at the meeting and any material interest in such business of the proponent and the beneficial owner, if any, on whose behalf the proposal is made; and

•
As to each person whom the stockholder proposes to nominate for election or reelection as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of capital stock of the corporation which are owned of record and beneficially by such person, (iv) a questionnaire, representation and agreement as required by paragraph 3.15 of Article III of the Company’s Bylaws completed and signed by such person, (v) such other information concerning such as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under the rules of the United States Securities and Exchange Commission. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.
Stockholder Proposals for the 2011 Annual Meeting
Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2011 may do so by following the procedures prescribed in SEC Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the Company no later than December 10, 2010. Proposals should be sent to Investor Relations, ATMI, Inc., 7 Commerce Drive, Danbury, Connecticut 06810. Stockholders must also comply with the advance notice procedures above.
Proxy Solicitation Costs
The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

APPENDIX A
ATMI, INC.
2010 STOCK PLAN
SECTION 1 Purpose
The purpose of the 2010 Stock Plan (the “Plan”) is to secure for ATMI, Inc. (the “Company”), its parent (if any) and any subsidiaries of the Company (collectively, the “Related Companies”) the benefits arising from capital stock ownership and the receipt of capital stock-based incentives by those employees, directors, officers and consultants of the Company and any Related Companies who will be responsible for the Company’s future growth and continued success.
The Plan will provide a means whereby (a) employees of the Company and any Related Companies may purchase stock in the Company pursuant to options which qualify as “incentive stock options” (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (b) directors, employees and consultants of the Company and any Related Companies may purchase stock in the Company pursuant to options granted hereunder which do not qualify as Incentive Stock Options (“Non-Qualified Options”); (c) directors, employees and consultants of the Company and any Related Companies may receive stock appreciation rights (“SARs”); (d) directors, employees and consultants of the Company and any Related Companies may be awarded stock in the Company (“Awards”); and (e) directors, employees and consultants of the Company and any Related Companies may receive shares of stock in the Company that are subject to restrictions on transferability and may be forfeited (“Restricted Stock”). Both Incentive Stock Options and Non-Qualified Options are referred to hereafter individually as an “Option” and collectively as “Options.” As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation” as those terms are defined in Section 424 of the Code. Options, SARs, Awards and Restricted Stock are referred to hereafter individually as a “Plan Benefit” and collectively as “Plan Benefits.” Directors, employees and consultants of the Company and any Related Companies are referred to herein as “Participants.”
SECTION 2 Administration
2.1 Board of Directors and the Committee. The Plan will be administered by the Board of Directors of the Company whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. Any director to whom a Plan Benefit is awarded shall be ineligible to vote upon his or her Plan Benefit, but Plan Benefits may be granted to any such director by a vote of the remainder of the directors, except as limited below. The Board of Directors may in its sole discretion grant Options, issue shares upon exercise of such Options and grant SARs, Awards and Restricted Stock, all as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the Plan and its related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option, SAR, Award and Restricted Stock agreements, which need not be identical, and to make all

1

APPENDIX A
other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. Notwithstanding the foregoing or any other provision of the Plan, the Board may delegate to one or more officers of the Company the authority to designate the Participants (other than such officer(s)) who will receive Options, SARs, Awards or Restricted Stock under the Plan and the size and terms of each such grant, to the fullest extent permitted by ss.157 of the Delaware General Corporation Law (or any successor provision thereto). The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of any such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may delegate any or all of its powers under the Plan to a Compensation Committee or other Committee (the “Committee”) appointed by the Board of Directors consisting of at least two members of the Board of Directors. While it is intended that at all times that the Committee acts in connection with the Plan all the members of the Committee shall be: (i) “outside directors” as that term is defined in Treas. Reg. ss.1.162-27(e)(3) (or any successor regulation); and (ii) “non-employee directors” within the meaning of Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such terms are interpreted from time to time, the fact that the Committee is not so comprised will not invalidate the grant of any Plan Benefit that otherwise satisfies the terms of the Plan. If the Committee is so appointed, all references to the Board of Directors herein shall mean and relate to such Committee, unless the context otherwise requires.
2.2 Compliance with Section 162(m) of the Code. Section 162(m) of the Code generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain “covered employees” (“Covered Employees”). It is the Company’s intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Company’s compensation objectives. For purposes of this Plan, Covered Employees of the Company shall be those employees of the Company described in Section 162(m)(3) of the Code.
2.3 Compliance with Section 409A of the Code. To the extent any Plan Benefit hereunder provides for the deferral of compensation (within the meaning of Code §409A and related regulations), other than in accordance with the terms of the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2010 Stock Plan, the material terms of the deferral, to the extent required under Treasury Regulation §1.409A-1(c)(3) to establish a deferred compensation plan, shall be set forth in the written documentation of the Plan Benefit (including by incorporation by reference, if applicable) prior to the effective date of such award or grant. To the extent any Plan Benefit hereunder does not provide for a deferral of compensation, but may be deferred under the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2010 Stock Plan (or other nonqualified deferred compensation plan or program of the Company), the terms of the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2010 Stock Plan (or such other nonqualified deferred compensation plan or program of the Company) shall govern the deferral and, to the extent necessary, are incorporated herein by reference.

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APPENDIX A
SECTION 3 Eligibility
3.1 Incentive Stock Options. Participants who are employees of the Company and any Related Company shall be eligible to receive Incentive Stock Options pursuant to the Plan; provided that no person shall be granted an Incentive Stock Option under the Plan who, at the time such Option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Related Companies, unless the requirements of Section 6.6(b) hereof are satisfied. In determining whether this 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply. Directors who are not regular employees are not eligible to receive Incentive Stock Options.
3.2 Non-Qualified Options, SARs, Awards and Restricted Stock. Non-Qualified Options, SARs, Awards and Restricted Stock may be granted to any Participant.
3.3 Generally. The granting of Plan Benefits is within the discretion of the Board of Directors. The Board of Directors may take into consideration a Participant’s individual circumstances in determining whether to grant an Incentive Stock Option, a Non-Qualified Option, SAR, Award or Restricted Stock. Granting of any Plan Benefit to any Participant shall neither entitle that Participant to, nor disqualify that Participant from, participation in any other grant of Plan Benefits.
SECTION 4 Stock Subject to Plan
Subject to adjustment as provided in Sections 9 and 10 hereof, the stock to be offered under the Plan shall consist of shares of the Company’s Common Stock, $.01 par value, and the maximum number of shares which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate 3,000,000 shares. Such shares may be authorized and unissued shares, treasury shares or shares purchased on the open market. If an Option or SAR granted hereunder shall expire or terminate for any reason without having been exercised in full or if a share issued or issuable pursuant to an Award or share of Restricted Stock shall be forfeited, the unpurchased or forfeited shares subject thereto shall again be available for subsequent grants of Plan Benefits under the Plan. Stock issued pursuant to the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.
SECTION 5 Granting of Options, SARs, Awards and Restricted Stock
Plan Benefits may be granted under the Plan at any time after May      , 2010 (the date of approval of the Plan by the stockholders of the Company) and prior to May      , 2020; provided, however, that nothing in the Plan shall be construed to obligate the Company to grant Plan Benefits to a Participant or anyone claiming under or through a Participant. The date of grant of Plan Benefits under the Plan will be the date specified by the Board of Directors at the time the Board of Directors grants such Plan Benefits; provided, however, that such date shall not be prior to the date on which the Board of Directors takes such action. The Board of Directors shall have the right, with the consent of a Participant, to convert an Incentive Stock Option granted under the Plan to a Non-Qualified Option pursuant to Section 6.7. Any Plan Benefit may be granted alone or in addition to other Plan Benefits granted under the Plan.

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APPENDIX A
SECTION 6 Provisions Applicable to Options and SARs
6.1 Purchase Price and Shares Subject to Options and SARs.
(a) The purchase price per share of Common Stock deliverable upon the exercise of an Option shall be determined by the Board of Directors; provided, however, that, except as modified in Section 6.6(b) hereof, the exercise price shall not be less than the fair market value of such Common Stock on the day the Option is granted.
(b) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock of the Company owned by the Participant having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of the Company’s Common Stock which may be delivered upon exercise of an Option shall be determined by the Board of Directors in accordance with Section 6.1(c) hereof. To the extent permitted by law, the Board of Directors may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the exercise price of such shares.
(c) If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” of a share of the Company’s Common Stock for a specific date shall mean (i) the closing reported sale price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the relevant date (or, if there is no such closing sales price reported on the relevant date, then on the immediately preceding day on which a closing sales price was reported), or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing reported bid and asked prices for the shares of Common Stock in such over-the-counter market for the relevant date (or, if there are no such closing bid and asked prices reported on the relevant date, then on the immediately preceding day on which closing bid and asked prices were reported), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board of Directors, in its sole discretion, shall determine.
(d) The maximum number of shares with respect to which Options or SARs may be granted to any employee, including any transactions contemplated by Treas. Reg. ss.1.162-27(e)(2)(vi), shall be limited to 112,500 shares in any calendar year.
6.2 Duration of Options and SARs. Subject to Sections 6.5 and 6.6(b) hereof, each Option and SAR and all rights thereunder shall expire on such date as the Board of Directors may determine, but in no event later than ten years from the day on which the Option or SAR is granted.

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APPENDIX A
6.3 Exercise of Options and SARs.
(a) Subject to Section 6.6(b) hereof, each Option and SAR granted under the Plan shall be exercisable at such time or times and during such period or periods as shall be set forth in the instrument evidencing such Option or SAR. To the extent that an Option or SAR is not exercised by a Participant when it becomes initially exercisable, it shall not expire but shall be carried forward and shall remain exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be for less than one (1) full share of Common Stock (or its equivalent).
(b) The Board of Directors shall have the right to accelerate the date on which any installment of any Option or SAR first becomes exercisable; provided that, without the Participant’s written consent, the Board of Directors shall not accelerate the date on which any installment of any Incentive Stock Option (not previously converted into a Non-Qualified Option pursuant to Section 6.7) first becomes exercisable if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code, which provides generally that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Companies) shall not exceed $100,000.
6.4 Nontransferability of Options and SARs. No Option or SAR granted under the Plan shall be assignable or transferable by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, with respect to Non-Qualified Options and SARs, unless the Participant’s non-qualified stock option agreement granting such options (the “Non-Qualified Stock Option Agreement”) or the Participant’s SAR agreement granting such SARs (the “SAR Agreement”) provides otherwise. Unless otherwise provided by the Non-Qualified Stock Option Agreement or the SAR Agreement, as applicable, during the life of the Participant, the Option or SAR shall be exercisable only by the Participant. If any Participant should attempt to dispose of or encumber the Participant’s Options or SARs, other than in accordance with the applicable terms of a Non-Qualified Stock Option Agreement or SAR Agreement, the Participant’s interest in such Options or SARs shall terminate.
6.5 Effect of Termination of Employment or Death on Options and SARs.
(a) Except as otherwise provided in the instrument evidencing the Plan Benefit, if a Participant ceases to be employed by the Company or a Related Company for any reason, including retirement but other than death, any Option or SAR granted to such Participant under the Plan shall immediately terminate; provided, however, that, except as otherwise provided in the instrument evidencing the Plan Benefit, any portion of such Option or SAR which was otherwise exercisable on the date of termination of the Participant’s employment may be exercised within the three-month period following the date on which the Participant ceased to be so employed, but in no event after the expiration of the exercise period. Except as otherwise provided in the instrument evidencing the Plan Benefit, any such exercise may be made only to the extent of the number of shares subject to the Option or SAR which were purchasable or exercisable on the date of such termination of employment. If the Participant dies during such three-month period, the Option or SAR shall be exercisable by the Participant’s personal representatives, heirs or legatees to the same extent and during the same period that the Participant could have exercised the Option or SAR on the date of his or her death, except as otherwise provided in the instrument evidencing the Plan Benefit.

5

APPENDIX A
(b) Except as otherwise provided in the instrument evidencing the Plan Benefit, if a Participant dies while an employee of the Company or any Related Company, any Option or SAR granted to such Participant under the Plan shall be exercisable by the Participant’s personal representatives, heirs or legatees, for the purchase of or exercise relative to that number of shares and to the same extent that the Participant could have exercised the Option or SAR on the date of his or her death. Except as otherwise provided in the instrument evidencing the Plan Benefit, the Option or SAR or any unexercised portion thereof shall terminate unless so exercised prior to the earlier of the expiration of six months from the date of such death or the expiration of the exercise period.
(c) For the purpose of the foregoing provisions of this Section 6.5, a Participant shall be deemed to have ceased employment upon (i) the date the Participant ceases to be employed by, or to provide consulting services for, the Company or a Related Company, or any corporation (or any of its subsidiaries) which assumes the Participant’s Options or SARs in a transaction to which Section 424(a) of the Code applies; (ii) the date the Participant ceases to be a member of the Board of Directors of the Company; or (iii) in the case of a Participant who is, at the time of reference, both an employee or consultant and a Board member, the later of the dates determined pursuant to subparagraphs (i) and (ii) above. For purposes of clause (i) above, a Participant who continues his employment or consulting relationship with a Related Company subsequent to its sale by the Company shall have a termination of employment upon the date of such sale. The Board of Directors may in its discretion determine, in accordance with applicable laws, whether any leave of absence or absence in military or government service constitutes a cessation of employment for purposes of the Plan and the impact, if any, of any such leave of absence on Options and SARs theretofore granted under the Plan. Such determinations of the Board of Directors shall be final and conclusive. A person whose status changes from consultant, employee, or member of the Board to any other of such positions without interruption shall not be considered to have ceased employment by reason of such change. Notwithstanding the foregoing, an Option shall be treated as a Non-Qualified Option to the extent that it remains exercisable for more than three months after the Participant ceases to be an employee of the Company or any Related Company for any reason other than death (unless death occurs within the three months following such termination of employment) or disability, or for more than one year following a Participant’s ceasing to be an employee as the result of becoming disabled, even if the Participant continues to be affiliated with the Company as a director or consultant.

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APPENDIX A
6.6 Designation of Incentive Stock Options; Limitations. Options granted under the Plan which are intended to be Incentive Stock Options qualifying under Section 422 of the Code shall be designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:
(a) Dollar Limitation. The aggregate fair market value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time during any calendar year by any person under the Plan (and all other incentive stock option plans of the Company and any Related Companies) shall not exceed $100,000. In the event that Section 422(d)(1) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this Section 6.6(a), the limitation of this Section 6.6(a) shall be automatically adjusted accordingly. An Option shall be deemed to be a Non-Qualified Option to the extent that this limitation is exceeded.
(b) 10% Stockholder. If any Participant to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Companies, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:
(i) The option exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock on the date of grant, determined in accordance with Section 6.1(c) hereof; and
(ii) The option exercise period shall not exceed five years from the date of grant. In determining whether the 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply.
(c) Except as modified by the preceding provisions of this Section 6.6, all of the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.
6.7 Conversion of Incentive Stock Options into Non-Qualified Options; Termination of Incentive Stock Options. The Board of Directors, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a Related Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period of the appropriate installments of such Options. At the time of such conversion, the Board of Directors (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board of Directors takes appropriate action. The Board of Directors, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

7

APPENDIX A
6.8 Special Rules for Stock Appreciation Rights. An SAR is the right to receive, without payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price, multiplied by the number of shares with respect to which the SAR is exercised. The grant of SARs under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board of Directors shall deem desirable:
(a) Grant. SARs may be granted in tandem with, in addition to or completely independent of any other Plan Benefit.
(b) Grant Price. The grant price of an SAR shall be not less than the fair market value of a share of Common Stock on the date of grant.
(c) Exercise. An SAR may be exercised by a Participant in accordance with procedures established by the Board of Directors or as otherwise provided in any agreement evidencing any SARs. The Board of Directors may provide that an SAR shall be automatically exercised on one or more specified dates.
(d) Form of Payment. Payment upon exercise of an SAR may be made in cash, in shares of Common Stock or any combination thereof, as the Board of Directors shall determine.
(e) Fair Market Value. Fair market value shall be determined in accordance with Section 6.1(c) hereof with reference to the date of grant or the date of exercise of an SAR, as applicable.
6.9 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option or SAR until the date of issue of a stock certificate to the Participant for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
6.10 Special Provisions Applicable to Options and SARs Granted to Covered Employees. In order for the full value of Options and SARs granted to Covered Employees to be deductible by the Company for federal income tax purposes, the Company may intend for such Options and SARs to be treated as “qualified performance-based compensation” as described in Treas. Reg. ss.1.162-27(e) (or any successor regulation). In such case, Options and SARs granted to Covered Employees shall be subject to the following additional requirements:
(a) such Options and SARs shall be granted only by the Committee; and

8

APPENDIX A
(b) the exercise price of such Options and the grant price of such SARs granted shall in no event be less than the fair market value of the Common Stock as of the date of grant of such Options or SARs, determined in accordance with Section 6.1(c) hereof.
SECTION 7 Awards and Restricted Stock
7.1 Grants of Awards and Restricted Stock. The Board of Directors may grant a Participant an Award or Restricted Stock subject to such terms and conditions as the Board of Directors deems appropriate, including, without limitation, restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the Participant forfeit all or a portion of such shares back to the Company upon termination of employment.
7.2 Conditions. Unless the Board of Directors determines otherwise at the time of the grant, Awards and Restricted Stock shall be subject to the following conditions:
(a) A Participant shall have no rights to an Award or Restricted Stock unless the Participant executes an agreement (an “Agreement”) with the Company in a form and including such terms and conditions as the Board of Directors deems appropriate.
(b) Any stock certificates evidencing shares issued pursuant to an Award or shares of Restricted Stock shall remain in the possession of the Company or such other custodian as the Company in its sole discretion may determine until such shares are free of the restrictions set forth herein. Dividends and other property paid in respect of a share issued pursuant to an Award or a share of Restricted Stock may be held by the Company or other custodian until such share is free of restrictions.
(c) Certificates for shares issued pursuant to an Award and shares of Restricted Stock shall, as applicable, bear a legend to the effect that they are issued subject to specified restrictions.
(d) Certificates representing the shares issued pursuant to an Award and shares of Restricted Stock shall, as applicable, be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such shares for all purposes, including voting and receipt of dividends paid with respect to such shares, except that such dividends may be held in escrow until the underlying share is free of restrictions, as described in paragraph (b) above.
(e) If required by the Board of Directors, a Participant receiving an Award or Restricted Stock shall not make, in connection with such Award or Restricted Stock, the election permitted under Section 83(b) of the Code.

9

APPENDIX A
7.3 Nontransferability. An Award and shares of Restricted Stock may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of such Participant’s Agreement, by will or the laws of descent and distribution), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber the Participant’s Award or shares of Restricted Stock prior to the lapse of the restrictions imposed on such shares, the Participant’s interest in such shares shall terminate. The restrictions with respect to Awards and Restricted Stock may lapse based on the passage of a period of time or the achievement of specified performance goals. In the case of a time-based lapse of restrictions on Restricted Stock, the earliest that the restrictions may lapse is in pro rata installments over three years from the date of grant, unless restrictions lapse sooner by virtue of an event specified by the Board of Directors other than the passage of time. In the case of a performance-based lapse of restrictions on Restricted Stock, the earliest that the restrictions may lapse is on the first anniversary of the date of grant, upon the achievement of specified performance goals with respect to that one-year period.
7.4 Effect of Termination of Employment or Death. Except as otherwise provided in the instrument evidencing the Award or Restricted Stock with respect to a Participant’s death, disability, retirement or similar occurrences, if, prior to the lapse of restrictions applicable to the Award or Restricted Stock, the Participant ceases to be an employee of the Company or the Related Companies for any reason, any Awards or shares of Restricted Stock as to which the restrictions have not lapsed shall be forfeited to the Company, effective on the date of the Participant’s termination of employment. The Board of Directors may not amend an award of Restricted Stock to provide that the restrictions thereon shall lapse earlier than as provided in Sections 7.3 and 7.4 hereof.
SECTION 8 Requirements of Law
8.1 Violations of Law. No shares shall be issued and delivered upon exercise of any Option or the payment of any SAR or the making of any Award or award of Restricted Stock unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Each Participant may, by accepting Plan Benefits, be required to represent and agree in writing, for himself or herself and for his or her transferees by will or the laws of descent and distribution, that the stock acquired by him, her or them is being acquired for investment. The requirement for any such representation may be waived at any time by the Board of Directors. An Option or SAR may not be exercised if, in the determination of the Board of Directors, such exercise would violate the Sarbanes-Oxley Act of 2002 or other applicable law.

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APPENDIX A
8.2 Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board of Directors and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Directors may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.
SECTION 9 Recapitalization
In the event that dividends are payable in Common Stock of the Company or in the event there are splits, sub-divisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan and the maximum number of shares with respect to which Plan Benefits may be granted to an employee in a calendar year shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Award or Option previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price, and the number of shares to which granted SARs relate shall be increased or decreased proportionately, as the case may be, and the grant price of such SARs shall be decreased or increased proportionately, as the case may be.
SECTION 10 Reorganization
If the Company is merged or consolidated with another entity and the Company is not the surviving corporation in such transaction, or the property or stock of the Company is acquired by any other entity or in the case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to outstanding Plan Benefits, (i) make appropriate provision for the protection of any such outstanding Plan Benefits by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, acquiring or otherwise reorganized entity which will be issuable in respect of the shares of Common Stock of the Company; provided only that the excess of the aggregate fair market value of the shares subject to the Plan Benefits immediately after such substitution over the purchase or grant price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Plan Benefits immediately before such substitution over the purchase or grant price thereof, (ii) upon written notice to the Participants, provide that all unexercised Plan Benefits must be exercised within a specified number of days of the date of such notice or such Plan Benefits will be terminated, and/or (iii) upon written notice to the Participants, provide that the Company or the merged, consolidated, acquiring or otherwise reorganized entity shall have the right, upon the effective date of any such merger, consolidation, acquisition, reorganization or liquidation, to purchase all Plan Benefits held by each Participant and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Plan Benefits held by such Participant over the aggregate purchase or grant price therefor, such amount to be paid in cash or, if stock of the merged, consolidated, acquiring or otherwise reorganized entity is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Board of Directors, in stock of such merged, consolidated, acquiring or otherwise reorganized entity equal in fair market value to the aforesaid amount. In any such case the Board of Directors shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

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APPENDIX A
SECTION 11 No Special Employment or Other Rights
Nothing contained in the Plan or in any Plan Benefit documentation shall confer upon any Participant receiving a grant of any Plan Benefit any right with respect to the continuation of his or her employment by or other relationship with the Company (or any Related Company) or interfere in any way with the right of the Company (or any Related Company), subject to the terms of any separate employment or other written agreement to the contrary, at any time to terminate such employment or other relationship or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Plan Benefit.
SECTION 12 Amendment of the Plan
The Board of Directors may at any time and from time to time suspend or terminate all or any portion of the Plan or modify or amend the Plan in any respect, provided, however, that the Board of Directors, without stockholder approval, may not (i) increase the aggregate number of shares of the Company’s Common Stock subject to the Plan (except pursuant to Section 9 hereof) or (ii) otherwise amend the Plan in any material respect. The suspension or termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect the Participant’s rights under any Plan Benefit previously granted. With the consent of the affected Participant, the Board of Directors may amend outstanding agreements relating to any Plan Benefit in a manner not inconsistent with the Plan. The Board of Directors, however, may not, without stockholder approval, (i) amend the exercise price of any Option previously awarded pursuant to the Plan by either reducing the exercise price of such Option or canceling such Option and granting a new replacement Option with a lower exercise price or (ii) amend the grant price of any SAR previously awarded pursuant to the Plan by either reducing the grant price of such SAR or canceling such SAR and granting a new replacement SAR with a lower grant price. The Board of Directors hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Options to the extent necessary to qualify any or all Options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code; provided, however, that the consent of a Participant is required if such amendment or modification would cause unfavorable income tax treatment for such Participant.
SECTION 13 Withholding
The Company’s obligation to deliver shares of stock upon the exercise of any Option or SAR or the granting of any Award or award of Restricted Stock and to make payment upon exercise of any SAR shall be subject to the satisfaction by the Participant of all applicable federal, state and local income and employment tax withholding requirements.

12

APPENDIX A
SECTION 14 Effective Date and Duration of the Plan
14.1 Effective Date. The Plan is effective as of May      , 2010 (the date of approval of the Plan by the stockholders of the Company).
14.2 Duration. Unless sooner terminated in accordance with Section 12 hereof, the Plan shall terminate upon the earlier of (i) the tenth anniversary of the effective date or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to any Awards or awards of Restricted Stock and the exercise of Options and SARs granted hereunder. If the date of termination is determined under (i) above, then Plan Benefits outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Plan Benefits.
SECTION 15 Governing Law
The Plan and all actions taken thereunder shall be governed by the laws of the State of Delaware.

13

ATMI, INC.
7 COMMERCE DRIVE
DANBURY, CT 06810
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All		Withhold All			For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:
			☐		☐		☐
1.	Election of Directors
Nominees

01	Robert S. Hillas 02 Cheryl L. Shavers

The Board of Directors recommends you vote FOR the following proposal(s):									For	Against	Abstain

2.	To approve the Company’s 2010 Stock Plan;								☐	☐	☐

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.								☐	☐	☐

				Yes		No

Please indicate if you plan to attend this meeting				☐		☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

ATMI, INC.
Annual Meeting of Stockholders
May 26, 2010 10:00 AM
This proxy is solicited by the Board of Directors
The undersigned stockholder of ATMI, INC. (the “Company”) hereby revokes all prior proxies and hereby appoints each of Douglas A. Neugold and Timothy C. Carlson as a proxy for the undersigned, each with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Company’s annual meeting of stockholders, to be held at ATMI, Inc., 6 Commerce Drive, Danbury, Connecticut 06810, on May 26, 2010, at 10:00 a.m., local time, and at any adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows, and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 26, 2010

ATMI, INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 30, 2010
Date: May 26, 2010          Time: 10:00 AM EDT

Location:	6 Commerce Drive Danbury, CT 06810
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report     2. Notice & Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors
Nominees
01	Robert S. Hillas 02 Cheryl L. Shavers

The Board of Directors recommends you vote FOR the following proposal(s):

2	To approve the Company’s 2010 Stock Plan;

3	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.